UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23039

AllianzGI Diversified Income & Convertible Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Scott Whisten — 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3367

Date of fiscal year end:	January 31

Date of reporting period:	July 31, 2019

ITEM 1. REPORT TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Table of Contents

2–3	Letter from the President
4–8	Fund Insights
9–11	Performance & Statistics
12–50	Schedules of Investments
51	Statements of Assets and Liabilities
52	Statements of Operations
53–54	Statements of Changes in Net Assets
55	Statement of Cash Flows
56–58	Financial Highlights
59–74	Notes to Financial Statements
75	Annual Shareholder Meeting Results
76	Proxy Voting Policies & Procedures
77–84	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements
85–88	Privacy Policy

July 31, 2019 | Semi-Annual Report 1

Letter from the President

Dear Shareholder:

The US economic expansion continued during the six-month fiscal reporting period ended July 31, 2019, although the pace moderated. Meanwhile, economic growth overseas also weakened. Over this period, global equities generated solid results. Elsewhere, the overall US bond market moved higher during the period.

For the six-month reporting period ended July 31, 2019

¡  AllianzGI Diversified Income & Convertible Fund returned 12.72% on net asset value (“NAV”) and returned 15.15% on market price.

¡  AllianzGI Equity & Convertible Income Fund returned 9.20% on NAV and returned 12.35% on market price.

¡  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned 7.00% on NAV and returned 9.29% on market price.

Thomas J. Fuccillo President & Chief Executive Officer

During the six-month period ended July 31, 2019, the Russell 3000 Index, a broad measure of US stock market performance, returned 10.95%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, returned 8.74%; and the Russell 1000 Growth Index, a measure of growth style stocks, gained 13.99%. Convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, gained 8.88%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 1.1% annual pace during the fourth quarter of 2018. The US economy then grew at a 3.1% annual pace during the first quarter of 2019. Finally, the Commerce Department’s revised reading showed that the economy expanded at a 2.0% annual pace in the second quarter of the year.

Looking back, the US Federal Reserve (the “Fed”) raised rates four times in 2018, with the last hike pushing the federal funds rate to a range between 2.25% and 2.50%. However, at its January 2019 meeting, the Fed indicated that it expected to pause from tightening monetary policy as it monitored incoming economic data. Then, at its June 2019 meeting, the Federal Open Market Committee (the “Committee”) communicated that it “continues to view sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2 percent objective as the most likely outcomes, but uncertainties about this outlook have increased.” In his press conference after the meeting, Fed Chair Jerome Powell stated, “The case for somewhat more accommodative policy has strengthened.” Finally, at its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This was the Fed’s first rate cut since 2008.

2 Semi-Annual Report | July 31, 2019

Outlook In our opinion, the global economy looks increasingly fragmented, and our outlook calls for more unease over trade tensions and politics.	Receive this report electronically and eliminate paper mailings. To enroll, visit: us.allianzgi.com/edelivery.

The outcome of US-China trade negotiations seems uncertain and we currently see only slightly better-than-even odds of the two countries signing a much-needed agreement. Without a deal, US tariffs could expand into consumer-oriented areas, increasing the prices of imported goods. The Fed will watch inflation closely, especially if more trade tariffs are implemented. In our opinion, the Fed may be less inclined to keep rates low if inflation moves higher, which could undermine support for high stock prices. Still, while the US economy remains late-cycle, we believe it is not yet facing a recession.

The second half of 2019 will be important for the European Union as it appoints new members to its leadership team. Support for mainstream pro-European parties held up in recent European Parliamentary elections, but the legislative body will likely end up more fragmented and decision-making could slow. Meanwhile, in the UK, economic and corporate uncertainty is being prolonged by the extension of the Brexit deadline until October 31, 2019. The election of a new Prime Minister raises additional questions about the future path of Brexit and policymaking overall.

With political uncertainty high, investors might consider pivoting towards income-generating investments – but with low to negative yields on many bonds and cash, we believe that the biggest risk is still to take no risk. In our view, it will be important to take an active approach to investing. This approach could involve watching out for high-priced assets and taking contrarian positions when attractive valuations can be found.

On behalf of Allianz Global Investors U.S. LLC, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com/closedendfunds, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

July 31, 2019 | Semi-Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

AllianzGI Diversified Income & Convertible Fund

For the period of February 1, 2019 through July 31, 2019, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the six-month period ended July 31, 2019, the AllianzGI Diversified Income & Convertible Fund (the “Fund”) returned 12.72% on net asset value (“NAV”) and 15.15% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, returned 13.99%; convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 8.88%; and high yield bonds, as reflected by the ICE BofA Merrill Lynch High Yield Master II Index, returned 5.86%.

Market Overview

The equity, convertible and high-yield bond markets produced positive returns over the reporting period. Stocks recorded fresh all-time highs and led risk assets. Convertible bonds were positively impacted by underlying equity strength. The high-yield bond market was supported by a strong technical backdrop, continuing to benefit from steady demand as yield-seeking investors faced fewer options with negative-yielding debt globally continuing to grow.

Globally, central banks announced stimulus measures or suggested future accommodation. The US Federal Reserve (the “Fed”) cut interest rates and ended quantitative tightening, citing global developments and muted inflation pressures. Coordinated easing efforts and dovish outlooks pressured global yields.

The first-quarter earnings season was the first period without the tax reform tailwind. Although high yield financials revealed lower year-over-year comparisons for revenue and earnings before interest, taxes, depreciation, and amortization growth, most issuers reported better-than-expected results. Most convertible bond issuers exceeded first-quarter expectations and reported higher year-over-year comparisons for revenue and earnings growth. Correspondingly, three-quarters of the S&P 500 Index’s constituents surpassed first-quarter earnings estimates.

Economic reports indicated that the growth rate of activity was moderate. While the labor market remained strong and consumer spending picked up, business investment was soft and overall inflation was muted.

Trade tensions persisted throughout the period. The US raised tariffs on Chinese imports and China retaliated with tariffs on US imports. Planned tariffs on Mexico were cancelled, and at the G20 summit, the US and

4 Semi-Annual Report | July 31, 2019

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

China temporarily agreed to pause tariff hikes and restart bilateral trade negotiations.

Against this back drop, equity volatility spiked in May 2019 on escalating tensions and then again in late July 2019 heading into the Federal Open Market Committee meeting.

Portfolio Specifics

The Fund benefited from exposure to equities, convertibles and high-yield bonds. In addition to providing a positive total return and relative outperformance compared to the S&P 500 Index, the Fund also delivered a high level of income over the reporting period.

In the equity sleeve of the Fund’s portfolio, exposure to information technology, consumer discretionary and communication services helped performance. Conversely, the health care, energy and materials sectors hindered performance.

In the convertible sleeve of the Fund’s portfolio, sectors that contributed positively to performance included technology, health care and financials. On the other hand, consumer staples and energy sectors pressured performance.

In the high yield sleeve of the Fund’s portfolio, industries that aided performance included health care, retail and gaming. Only the telecommunications industry detracted from performance.

For the Fund’s covered call strategy, many option positions expired below strike and the Fund was able to retain the set premiums.

Outlook

In our opinion, synchronized central bank easing and progress on trade could help to support economic and earnings growth in the future.

AllianzGI Equity & Convertible Income Fund

For the period of February 1, 2019 through July 31, 2019, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the six-month period ended July 31, 2019, the AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 9.20% on net asset value (“NAV”) and 12.35% on market price.

Market Overview

The equity and convertible markets produced positive returns over the reporting period. Stocks recorded fresh all-time highs and led risk assets. Convertible bonds were positively impacted by underlying equity strength.

Globally, central banks announced stimulus measures or suggested future accommodation. The US Federal Reserve (the “Fed”) cut interest rates and ended quantitative tightening, citing global developments and muted inflation pressures.

July 31, 2019 | Semi-Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Coordinated easing efforts and dovish outlooks pressured global yields.

The first-quarter earnings season was the first period without the tax reform tailwind. Most convertible bond issuers exceeded first-quarter expectations and reported higher year-over-year comparisons for revenue and earnings growth. Correspondingly, three-quarters of the S&P 500 Index’s constituents surpassed first-quarter earnings estimates.

Economic reports indicated that the growth rate of activity was moderate. While the labor market remained strong and consumer spending picked up, business investment was soft and overall inflation was muted.

Trade tensions persisted throughout the period. The US raised tariffs on Chinese imports and China retaliated with tariffs on US imports. Planned tariffs on Mexico were cancelled, and at the G20 summit, the US and China temporarily agreed to pause tariff hikes and restart bilateral trade negotiations.

Against this back drop, equity volatility spiked in May on escalating tensions and then again in late July heading into the Federal Open Market Committee meeting.

Portfolio Specifics

The Fund benefited from exposure to both convertible bonds and equities. In addition to providing a positive total return and relative outperformance compared to the S&P 500

Index, the Fund also delivered a high level of income over the reporting period.

In the equity sleeve of the Fund’s portfolio, exposure to information technology, consumer discretionary and communication services helped performance. Conversely, the health care, energy and materials sectors hindered performance.

In the convertible sleeve of the Fund’s portfolio, sectors that contributed positively to performance included technology, health care and financials. On the other hand, consumer staples, energy and transportation pressured performance.

For the Fund’s covered call strategy, many option positions expired below strike and the Fund was able to retain the set premiums.

Outlook

In our opinion, synchronized central bank easing and progress on trade could help to support economic and earnings growth in the future.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For the period of February 1, 2019 through July 31, 2019, as provided by the Value Equity, US team.

For the six-month period ended July 31, 2019, the AllianzGI NFJ Dividend, Interest & Premium

6 Semi-Annual Report | July 31, 2019

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Strategy Fund (the “Fund”) returned 7.00% on net asset value (“NAV”) and 9.29% on market price.

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value style stocks, returned 8.74%; convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 8.88%.

Market Overview

The equity and convertible markets produced positive returns over the reporting period. Stocks recorded fresh all-time highs and convertible bonds were positively impacted by underlying equity strength.

Globally, central banks announced stimulus measures or suggested future accommodation. The US Federal Reserve (the “Fed”) cut interest rates and ended quantitative tightening, citing global developments and muted inflation pressures. Coordinated easing efforts and dovish outlooks pressured global yields.

The first-quarter earnings season was the first period without the tax reform tailwind, and three-quarters of the S&P 500 Index’s constituents surpassed first-quarter earnings estimates. Most convertible bond issuers exceeded first-quarter expectations and reported higher year-over-year comparisons for revenue and earnings growth.

The US economy expanded by 2.0% on an annualized basis in the second quarter, with growth driven by consumer spending. While this was slower than the 3.1% rate of expansion recorded in the first quarter, it reinforced the picture of moderating growth, rather than a notable slowdown. The labor market remained strong and consumer spending picked up, while business investment was soft and overall inflation was muted.

Trade tensions persisted throughout the period. The US raised tariffs on Chinese imports and China retaliated with tariffs on US imports. Planned tariffs on Mexico were cancelled, and at the G20 summit, the US and China temporarily agreed to pause tariff hikes and restart bilateral trade negotiations.

Against this back drop, equity volatility spiked in May 2019 on escalating tensions and then again in late July 2019 heading into the Federal Open Market Committee (“FOMC”) meeting, when the Fed cut interest rates by 25 basis points, marking the first such reduction since 2008.

Portfolio Specifics

In the equities sleeve of the Fund’s portfolio, selection across the information technology and utilities sectors detracted while holdings in the industrials and communications services sectors contributed to performance. From an allocation perspective, an overweight in energy hurt relative results while an

July 31, 2019 | Semi-Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

overweight in information technology benefited returns.

In the convertible sleeve of the Fund’s portfolio, sectors that contributed positively to performance included technology, financials and media. On the other hand, energy, consumer staples and transportation pressured performance.

In the covered call sleeve of the Fund’s portfolio, many option positions expired below strike and the Fund was able to retain the set premiums.

Outlook

In our opinion, synchronized central bank easing and progress on trade could help to support economic and earnings growth in the future.

8 Semi-Annual Report | July 31, 2019

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	15.15%	12.72%
1 Year	6.46%	10.70%
Commencement of Operations (5/27/15) to 7/31/19	8.34%	9.26%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/27/15) to 7/31/19	Market Price	$23.47
	NAV(2)	$23.79
NAV	Discount to NAV	-1.35%
Market Price	Market Price Yield(3)	8.54%
	Leverage Ratio(4)	29.94%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared August 1, 2019) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at July 31, 2019.

(4) Represents Mandatory Redeemable Preferred Shares, Senior Secured Notes and amounts drawn under the short-term margin loan facility (“Leverage”) outstanding, as a percentage of total managed assets as of July 31, 2019. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

July 31, 2019 | Semi-Annual Report 9

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	12.35%	9.20%
1 Year	3.60%	5.68%
5 Year	10.39%	7.94%
10 Year	11.77%	10.75%
Commencement of Operations (2/27/07) to 7/31/19	7.02%	7.23%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/27/07) to 7/31/19	Market Price	$22.26
	NAV(2)	$23.80
NAV	Discount to NAV	-6.47%
Market Price	Market Price Yield(3)	6.83%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at July 31, 2019.

10 Semi-Annual Report | July 31, 2019

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	9.29%	7.00%
1 Year	4.92%	1.68%
5 Year	1.44%	2.60%
10 Year	9.23%	7.35%
Commencement of Operations (2/28/05) to 7/31/19	4.12%	4.62%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/28/05) to 7/31/19	Market Price	$12.54
	NAV(2)	$14.00
NAV	Discount to NAV	-10.43%
Market Price	Market Price Yield(3)	5.20%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at July 31, 2019.

July 31, 2019 | Semi-Annual Report 11

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 66.0%
	Aerospace & Defense – 0.8%
$755	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23 (g)	$1,301,362
695	Arconic, Inc., 1.625%, 10/15/19	698,854
		2,000,216
	Apparel & Textiles – 0.1%
595	Iconix Brand Group, Inc., 5.75%, 8/15/23 (g)	188,913
	Auto Components – 0.6%
1,320	Meritor, Inc., 3.25%, 10/15/37	1,406,358
	Auto Manufacturers – 0.8%
2,000	Tesla, Inc., 2.375%, 3/15/22 (g)	2,034,824
	Biotechnology – 4.4%
1,635	BioMarin Pharmaceutical, Inc., 0.599%, 8/1/24 (g)	1,666,282
1,710	Exact Sciences Corp., 0.375%, 3/15/27 (g)	2,114,085
	Illumina, Inc.,
1,170	zero coupon, 8/15/23 (a)(b)(g)	1,265,894
340	0.50%, 6/15/21	453,368
1,115	Insmed, Inc., 1.75%, 1/15/25 (g)	1,015,757
690	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	831,927
	Medicines Co.,
1,300	2.75%, 7/15/23 (g)	1,295,217
450	3.50%, 1/15/24 (a)(b)	730,687
1,245	PTC Therapeutics, Inc., 3.00%, 8/15/22 (g)	1,417,848
		10,791,065
	Commercial Services – 3.3%
2,530	Chegg, Inc., 0.125%, 3/15/25 (a)(b)(g)	2,819,769
1,580	Euronet Worldwide, Inc., 0.75%, 3/15/49 (a)(b)(g)	1,865,072
1,330	FTI Consulting, Inc., 2.00%, 8/15/23 (a)(b)(g)	1,609,884
1,390	Square, Inc., 0.50%, 5/15/23	1,773,547
		8,068,272
	Computers – 0.9%
810	Lumentum Holdings, Inc., 0.25%, 3/15/24 (g)	973,960
695	Rapid7, Inc., 1.25%, 8/1/23 (a)(b)(g)	1,106,210
		2,080,170
	Diversified Financial Services – 1.2%
650	LendingTree, Inc., 0.625%, 6/1/22 (g)	1,073,719
675	PRA Group, Inc., 3.00%, 8/1/20 (g)	668,140
980	Qudian, Inc., 1.00%, 7/1/26 (a)(b)	1,128,256
		2,870,115
	Electric Utilities – 0.4%
845	NRG Energy, Inc., 2.75%, 6/1/48	894,030
	Electronic Equipment, Instruments & Components – 0.8%
	SunPower Corp. (g),
1,115	0.875%, 6/1/21	1,030,785
1,035	4.00%, 1/15/23	928,965
		1,959,750

12 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Electronics – 1.1%
$1,600	Fortive Corp., 0.875%, 2/15/22 (a)(b)(g)	$1,648,075
940	OSI Systems, Inc., 1.25%, 9/1/22 (g)	1,124,812
		2,772,887
	Energy-Alternate Sources – 0.5%
790	Enphase Energy, Inc., 1.00%, 6/1/24 (a)(b)(g)	1,236,414
3,615	SunEdison, Inc., 3.375%, 6/1/25 (a)(b)(c)	81,337
		1,317,751
	Engineering & Construction – 0.9%
1,830	KBR, Inc., 2.50%, 11/1/23 (a)(b)	2,221,002
	Entertainment – 0.7%
1,425	Live Nation Entertainment, Inc., 2.50%, 3/15/23	1,772,274
	Equity Real Estate Investment Trusts (REITs) – 1.5%
1,880	Blackstone Mortgage Trust, Inc., 4.375%, 5/5/22 (g)	1,960,036
790	Extra Space Storage L.P., 3.125%, 10/1/35 (a)(b)(g)	984,070
460	IIP Operating Partnership L.P., 3.75%, 2/21/24 (a)(b)	743,196
		3,687,302
	Healthcare-Products – 2.8%
1,330	CONMED Corp., 2.625%, 2/1/24 (a)(b)(g)	1,560,896
1,610	Insulet Corp., 1.375%, 11/15/24 (g)	2,340,675
1,420	Repligen Corp., 0.375%, 7/15/24	1,533,281
1,314	Wright Medical Group, Inc., 1.625%, 6/15/23	1,429,382
		6,864,234
	Healthcare-Services – 1.4%
435	Anthem, Inc., 2.75%, 10/15/42 (g)	1,780,166
1,015	Teladoc Health, Inc., 1.375%, 5/15/25	1,527,596
		3,307,762
	Internet – 10.3%
1,015	Boingo Wireless, Inc., 1.00%, 10/1/23 (a)(b)(g)	873,675
	Booking Holdings, Inc. (g),
1,025	0.35%, 6/15/20	1,482,808
1,325	0.90%, 9/15/21	1,528,835
1,560	Ctrip.com International Ltd., 1.99%, 7/1/25 (g)	1,730,066
655	Etsy, Inc., zero coupon, 3/1/23 (g)	1,276,718
2,420	IAC Financeco 2, Inc., 0.875%, 6/15/26 (a)(b)(g)	2,544,458
625	MercadoLibre, Inc., 2.00%, 8/15/28 (a)(b)	995,759
555	Okta, Inc., 0.25%, 2/15/23	1,520,855
1,935	Palo Alto Networks, Inc., 0.75%, 7/1/23 (a)(b)(g)	2,135,224
1,530	Q2 Holdings, Inc., 0.75%, 6/1/26 (a)(b)	1,696,845
935	RingCentral, Inc., zero coupon, 3/15/23 (g)	1,665,127
2,395	Twitter, Inc., 0.25%, 6/15/24	2,553,319
805	Wayfair, Inc., 1.125%, 11/1/24 (a)(b)(g)	1,099,386
1,185	Wix.com Ltd., zero coupon, 7/1/23	1,503,207
780	Zendesk, Inc., 0.25%, 3/15/23 (g)	1,146,054
1,290	Zillow Group, Inc., 2.00%, 12/1/21 (g)	1,510,773
		25,263,109

July 31, 2019 | Semi-Annual Report 13

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Iron/Steel – 0.5%
$890	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	$1,281,636
	Lodging – 0.6%
850	Caesars Entertainment Corp., 5.00%, 10/1/24	1,466,781
	Machinery-Diversified – 0.6%
1,100	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)(g)	1,552,938
	Media – 4.1%
	DISH Network Corp. (g),
1,330	2.375%, 3/15/24	1,187,424
2,760	3.375%, 8/15/26	2,535,993
	Liberty Media Corp.,
1,335	1.00%, 1/30/23 (g)	1,613,522
855	1.375%, 10/15/23	1,024,464
1,705	2.125%, 3/31/48 (a)(b)(g)	1,751,801
735	2.25%, 12/1/48 (a)(b)(g)	886,858
390	World Wrestling Entertainment, Inc., 3.375%, 12/15/23 (g)	1,170,599
		10,170,661
	Mining – 0.6%
1,340	SSR Mining, Inc., 2.50%, 4/1/39 (a)(b)	1,536,813
	Oil, Gas & Consumable Fuels – 2.3%
1,310	Chesapeake Energy Corp., 5.50%, 9/15/26 (g)	937,670
1,065	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (g)	801,412
820	Helix Energy Solutions Group, Inc., 4.125%, 9/15/23	1,011,755
2,620	Nabors Industries, Inc., 0.75%, 1/15/24 (g)	1,851,297
1,160	Transocean, Inc., 0.50%, 1/30/23 (g)	1,123,992
		5,726,126
	Pharmaceuticals – 3.2%
1,725	DexCom, Inc., 0.75%, 12/1/23 (a)(b)(g)	2,075,391
1,455	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (g)	1,638,746
620	Neurocrine Biosciences, Inc., 2.25%, 5/15/24	893,782
1,055	Sarepta Therapeutics, Inc., 1.50%, 11/15/24 (g)	2,303,867
960	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C (g)	884,996
		7,796,782
	Pipelines – 0.9%
2,820	Cheniere Energy, Inc., 4.25%, 3/15/45 (g)	2,234,850
	Semiconductors – 7.4%
520	Advanced Micro Devices, Inc., 2.125%, 9/1/26 (g)	2,021,800
1,680	Cree, Inc., 0.875%, 9/1/23 (a)(b)(g)	2,073,571
	Inphi Corp. (g),
870	0.75%, 9/1/21	1,081,936
480	1.125%, 12/1/20	744,398
225	Intel Corp., 3.25%, 8/1/39 (g)	558,616
3,355	Microchip Technology, Inc., 1.625%, 2/15/27 (g)	4,283,664
300	Micron Technology, Inc., 3.125%, 5/1/32, Ser. D	1,354,601
170	Novellus Systems, Inc., 2.625%, 5/15/41	1,095,270

14 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Semiconductors (continued)
$1,040	NXP Semiconductors NV, 1.00%, 12/1/19	$1,112,238
1,320	ON Semiconductor Corp., 1.625%, 10/15/23	1,678,779
930	Silicon Laboratories, Inc., 1.375%, 3/1/22 (g)	1,233,262
515	Teradyne, Inc., 1.25%, 12/15/23 (g)	944,860
		18,182,995
	Software – 10.0%
2,375	Akamai Technologies, Inc., 0.125%, 5/1/25 (g)	2,681,864
445	Alteryx, Inc., 0.50%, 6/1/23 (g)	1,198,532
1,205	Atlassian, Inc., 0.625%, 5/1/23 (g)	2,174,794
1,950	Coupa Software, Inc., 0.125%, 6/15/25 (a)(b)(g)	2,193,452
1,320	Envestnet, Inc., 1.75%, 6/1/23 (g)	1,621,667
880	Five9, Inc., 0.125%, 5/1/23 (g)	1,201,070
1,000	j2 Global, Inc., 3.25%, 6/15/29	1,402,963
1,720	LivePerson, Inc., 0.75%, 3/1/24 (a)(b)	1,930,820
495	MongoDB, Inc., 0.75%, 6/15/24	1,075,424
1,710	Pluralsight, Inc., 0.375%, 3/1/24 (a)(b)	1,863,014
805	ServiceNow, Inc., zero coupon, 6/1/22 (g)	1,677,516
1,800	Splunk, Inc., 1.125%, 9/15/25 (a)(b)(g)	2,087,625
715	Twilio, Inc., 0.25%, 6/1/23	1,462,305
1,350	Workday, Inc., 0.25%, 10/1/22 (g)	1,981,181
		24,552,227
	Telecommunications – 2.4%
1,725	GCI Liberty, Inc., 1.75%, 9/30/46 (a)(b)(g)	2,021,846
1,680	Viavi Solutions, Inc., 1.00%, 3/1/24 (g)	2,109,569
1,715	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(b)	1,829,459
		5,960,874
	Transportation – 0.9%
2,305	Air Transport Services Group, Inc., 1.125%, 10/15/24 (g)	2,301,686
Total Convertible Bonds & Notes (cost-$155,140,206)		162,264,403

Shares
Common Stock – 33.3%
	Aerospace & Defense – 0.7%
3,400	Boeing Co. (g)	1,160,012
2,600	Raytheon Co. (g)	473,954
		1,633,966
	Automobiles – 0.3%
72,600	Ford Motor Co. (g)	691,878
	Banks – 1.1%
42,300	Bank of America Corp. (g)	1,297,764
4,911	CCF Holdings LLC, Class A (cost-$0; purchased 12/18/18) (d)(f)(h)(i)	–	†
5,357	CCF Holdings LLC, Class B (cost-$0; purchased 12/12/18) (d)(f)(h)(i)	1
12,900	JPMorgan Chase & Co.	1,496,400
		2,794,165

July 31, 2019 | Semi-Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Shares		Value
	Beverages – 0.5%
9,000	PepsiCo, Inc.	$1,150,290
	Biotechnology – 1.4%
13,200	AbbVie, Inc.	879,384
1,900	Biogen, Inc. (i)	451,858
15,200	Gilead Sciences, Inc. (g)	995,904
7,100	Vertex Pharmaceuticals, Inc. (i)	1,183,002
		3,510,148
	Building Products – 0.3%
17,452	Johnson Controls International PLC	740,663
	Capital Markets – 0.3%
3,300	S&P Global, Inc.	808,335
	Chemicals – 0.4%
16,600	Chemours Co.	316,562
3,800	Corteva, Inc. (i)	112,100
3,800	DOW, Inc. (i)	184,072
3,800	DuPont de Nemours, Inc.	274,208
		886,942
	Communications Equipment – 0.6%
25,100	Cisco Systems, Inc.	1,390,540
	Construction & Engineering – 0.2%
15,300	Fluor Corp. (g)	497,403
	Diversified Telecommunication Services – 0.0%
32,499	Frontier Communications Corp. (i)	42,899
	Energy Equipment & Services – 0.3%
9,200	National Oilwell Varco, Inc.	219,144
12,800	Schlumberger Ltd. (g)	511,616
		730,760
	Entertainment – 1.4%
4,600	Netflix, Inc. (g)(i)	1,485,754
8,900	Take-Two Interactive Software, Inc. (i)	1,090,428
5,900	Walt Disney Co. (g)	843,759
		3,419,941
	Food & Staples Retailing – 1.4%
6,800	Costco Wholesale Corp.	1,874,284
32,900	Kroger Co. (g)	696,164
16,700	Walgreens Boots Alliance, Inc. (g)	909,983
		3,480,431
	Healthcare Equipment & Supplies – 1.2%
4,000	Align Technology, Inc. (g)(i)	836,320
22,500	Boston Scientific Corp. (i)	955,350
2,400	Intuitive Surgical, Inc. (g)(i)	1,246,824
		3,038,494

16 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Shares		Value
	Healthcare Providers & Services – 1.4%
3,500	Laboratory Corp. of America Holdings (i)	$586,320
9,300	McKesson Corp. (g)	1,292,235
6,600	UnitedHealth Group, Inc.	1,643,466
		3,522,021
	Hotels, Restaurants & Leisure – 1.2%
5,900	McDonald’s Corp. (g)	1,243,248
11,500	Starbucks Corp. (g)	1,088,935
4,200	Wynn Resorts Ltd.	546,294
		2,878,477
	Household Durables – 0.1%
5,900	DR Horton, Inc.	270,987
	Industrial Conglomerates – 0.8%
3,500	3M Co.	611,520
7,300	Honeywell International, Inc.	1,258,958
		1,870,478
	Insurance – 0.3%
9,900	Progressive Corp.	801,702
	Interactive Media & Services – 2.0%
2,200	Alphabet, Inc., Class A (g)(i)	2,680,040
11,800	Facebook, Inc., Class A (g)(i)	2,291,914
		4,971,954
	Internet & Direct Marketing Retail – 1.5%
6,800	Alibaba Group Holding Ltd., ADR (i)	1,177,148
1,400	Amazon.com, Inc. (g)(i)	2,613,492
		3,790,640
	IT Services – 2.8%
12,000	Fiserv, Inc. (g)(i)	1,265,160
6,000	International Business Machines Corp. (g)	889,440
3,600	Mastercard, Inc., Class A (g)	980,172
10,700	PayPal Holdings, Inc. (g)(i)	1,181,280
14,200	Visa, Inc., Class A (g)	2,527,600
		6,843,652
	Machinery – 1.1%
13,300	Caterpillar, Inc.	1,751,211
5,000	Deere & Co. (g)	828,250
		2,579,461
	Media – 0.4%
24,200	Comcast Corp., Class A (g)	1,044,714
13,574	LiveStyle, Inc. (d)(f)(i)(j)	1
		1,044,715
	Multi-Line Retail – 0.3%
9,000	Target Corp. (g)	777,600
	Oil, Gas & Consumable Fuels – 0.7%
14,900	Occidental Petroleum Corp.	765,264

July 31, 2019 | Semi-Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Shares		Value
	Oil, Gas & Consumable Fuels (continued)
60,184	Southwestern Energy Co. (i)	$132,405
9,500	Valero Energy Corp. (g)	809,875
		1,707,544
	Pharmaceuticals – 1.5%
10,000	Allergan PLC	1,605,000
16,200	Bristol-Myers Squibb Co.	719,442
13,100	Merck & Co., Inc. (g)	1,087,169
43,950	Teva Pharmaceutical Industries Ltd., ADR (i)	348,523
		3,760,134
	Road & Rail – 0.4%
4,800	Union Pacific Corp.	863,760
	Semiconductors & Semiconductor Equipment – 2.6%
4,000	Advanced Micro Devices, Inc. (i)	121,800
4,100	Broadcom, Inc.	1,188,959
35,500	Marvell Technology Group Ltd. (g)	932,230
25,300	Micron Technology, Inc. (i)	1,135,717
6,400	NVIDIA Corp.	1,079,808
9,700	QUALCOMM, Inc. (g)	709,652
9,700	Texas Instruments, Inc. (g)	1,212,597
		6,380,763
	Software – 3.7%
7,200	Adobe, Inc. (g)(i)	2,151,792
1,100	Atlassian Corp. PLC, Class A (i)	154,132
3,200	Intuit, Inc. (g)	887,392
20,200	Microsoft Corp.	2,752,654
8,000	Salesforce.com, Inc. (g)(i)	1,236,000
4,700	ServiceNow, Inc. (g)(i)	1,303,733
3,100	Workday, Inc., Class A (i)	619,938
		9,105,641
	Specialty Retail – 0.8%
9,400	Home Depot, Inc.	2,008,686
	Technology Hardware, Storage & Peripherals – 1.3%
12,000	Apple, Inc. (g)	2,556,480
12,700	NetApp, Inc.	742,823
		3,299,303
	Textiles, Apparel & Luxury Goods – 0.3%
7,600	NIKE, Inc., Class B (g)	653,828
Total Common Stock (cost-$98,436,013)		81,948,201

18 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 26.3%
	Aerospace & Defense – 0.6%
$1,000	TransDigm, Inc., 6.50%, 5/15/25 (g)	$1,033,750
350	Triumph Group, Inc., 7.75%, 8/15/25 (g)	351,750
		1,385,500
	Auto Components – 0.7%
360	Adient U.S. LLC, 7.00%, 5/15/26 (a)(b)(g)	365,400
1,000	Goodyear Tire & Rubber Co., 5.00%, 5/31/26 (g)	1,001,400
475	Panther BF Aggregator 2 L.P., 8.50%, 5/15/27 (a)(b)	483,906
		1,850,706
	Auto Manufacturers – 0.4%
535	Navistar International Corp., 6.625%, 11/1/25 (a)(b)(g)	553,725
535	Tesla, Inc., 5.30%, 8/15/25 (a)(b)(g)	469,463
		1,023,188
	Building Materials – 0.1%
161	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(b)	167,239
	Chemicals – 0.5%
305	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)(g)	311,100
85	Trinseo Materials Operating SCA, 5.375%, 9/1/25 (a)(b)(g)	80,856
875	Tronox, Inc., 6.50%, 4/15/26 (a)(b)(g)	841,181
		1,233,137
	Commercial Services – 1.9%
190	Cardtronics, Inc., 5.50%, 5/1/25 (a)(b)(g)	188,813
350	Cenveo Corp., 6.00%, 5/15/24 (cost-$418,546: purchased 12/14/15) (a)(b)(c)(d)(f)(h)	19,250
300	Gartner, Inc., 5.125%, 4/1/25 (a)(b)(g)	309,375
475	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(b)	476,781
	Hertz Corp. (a)(b),
355	7.125%, 8/1/26	363,227
295	7.625%, 6/1/22	306,172
475	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)(g)	518,937
915	RR Donnelley & Sons Co., 6.00%, 4/1/24 (g)	902,419
	United Rentals North America, Inc. (g),
505	5.25%, 1/15/30	517,842
1,000	5.50%, 7/15/25	1,042,500
		4,645,316
	Computers – 0.4%
520	Dell International LLC, 7.125%, 6/15/24 (a)(b)(g)	549,907
345	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	332,925
		882,832
	Containers & Packaging – 0.4%
455	Berry Global, Inc., 5.625%, 7/15/27 (a)(b)(g)	478,888
450	Trivium Packaging Finance BV, 8.50%, 8/15/27 (a)(b)	474,750
		953,638

July 31, 2019 | Semi-Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Distribution/Wholesale – 0.2%
$495	H&E Equipment Services, Inc., 5.625%, 9/1/25 (g)	$510,469
	Diversified Financial Services – 1.8%
1,688	CCF Holdings LLC, PIK 10.75%, 10.75%, 12/15/23 (a)(b)(c)(d)(f)	688,473
1,500	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost-$1,500,000; purchased 9/6/18) (a)(b)(g)(h)	1,503,750
495	Navient Corp., 6.75%, 6/15/26	516,656
	Springleaf Finance Corp. (g),
460	6.625%, 1/15/28	496,800
1,000	8.25%, 10/1/23	1,160,000
		4,365,679
	Electric Utilities – 0.3%
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25 (g)	810,000
	Electrical Equipment – 0.3%
750	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)(g)	817,500
	Engineering & Construction – 0.4%
500	AECOM, 5.875%, 10/15/24 (g)	541,875
435	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)(g)	427,931
		969,806
	Entertainment – 1.1%
885	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (g)	797,053
250	Cedar Fair L.P., 5.375%, 6/1/24 (g)	258,125
1,000	Scientific Games International, Inc., 5.00%, 10/15/25 (a)(b)(g)	1,025,000
515	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	543,969
		2,624,147
	Equity Real Estate Investment Trusts (REITs) – 0.0%
60	CyrusOne L.P., 5.375%, 3/15/27 (g)	63,825
	Food & Beverage – 0.3%
310	Albertsons Cos. LLC, 7.50%, 3/15/26 (a)(b)(g)	343,131
495	Post Holdings, Inc., 5.75%, 3/1/27 (a)(b)(g)	515,419
		858,550
	Food Service – 0.2%
390	Aramark Services, Inc., 5.00%, 2/1/28 (a)(b)(g)	407,550
	Healthcare-Products – 0.4%
590	Avantor, Inc., 9.00%, 10/1/25 (a)(b)(g)	655,272
260	Hill-Rom Holdings, Inc., 5.00%, 2/15/25 (a)(b)(g)	270,075
		925,347
	Healthcare-Services – 1.6%
1,000	Community Health Systems, Inc., 6.875%, 2/1/22 (g)	690,000
800	DaVita, Inc., 5.125%, 7/15/24 (g)	805,000
413	Encompass Health Corp., 5.75%, 11/1/24 (g)	419,203
500	HCA, Inc., 7.50%, 2/15/22	554,850
475	Select Medical Corp., 6.25%, 8/15/26 (a)(b)	483,313
1,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (g)	1,071,250
		4,023,616

20 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Home Builders – 0.6%
$365	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)(b)(g)	$365,456
1,000	KB Home, 8.00%, 3/15/20 (g)	1,030,000
		1,395,456
	Internet – 0.7%
460	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(b)(g)	480,700
505	Netflix, Inc., 5.375%, 11/15/29 (a)(b)	532,775
305	Symantec Corp., 5.00%, 4/15/25 (a)(b)(g)	311,421
350	Zayo Group LLC, 5.75%, 1/15/27 (a)(b)(g)	356,125
		1,681,021
	Lodging – 0.6%
355	MGM Resorts International, 5.50%, 4/15/27	377,290
1,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)(g)	1,051,250
		1,428,540
	Machinery-Construction & Mining – 0.1%
360	Terex Corp., 5.625%, 2/1/25 (a)(b)(g)	361,800
	Media – 2.7%
1,000	Cablevision Systems Corp., 8.00%, 4/15/20 (g)	1,033,750
	CCO Holdings LLC (a)(b)(g),
125	5.125%, 5/1/27	129,219
300	5.50%, 5/1/26	313,875
490	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(b)	532,875
	CSC Holdings LLC (a)(b)(g),
460	7.50%, 4/1/28	508,875
1,000	7.75%, 7/15/25	1,077,500
	Diamond Sports Group LLC (a)(b),
170	5.375%, 8/15/26	173,188
455	6.625%, 8/15/27	467,512
220	DISH DBS Corp., 5.875%, 7/15/22 (g)	223,194
1,000	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)(g)	1,040,000
440	Meredith Corp., 6.875%, 2/1/26	467,500
475	Nexstar Escrow, Inc., 5.625%, 7/15/27 (a)(b)	493,406
310	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(b)(g)	318,370
		6,779,264
	Metal Fabricate/Hardware – 0.2%
470	Park-Ohio Industries, Inc., 6.625%, 4/15/27 (g)	471,175
	Mining – 0.6%
480	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(b)(g)	505,200
695	Constellium SE, 6.625%, 3/1/25 (a)(b)(g)	729,750
170	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	177,016
		1,411,966
	Miscellaneous Manufacturing – 0.1%
285	Koppers, Inc., 6.00%, 2/15/25 (a)(b)(g)	270,750
	Oil, Gas & Consumable Fuels – 2.2%
235	AmeriGas Partners L.P., 5.875%, 8/20/26 (g)	250,275

July 31, 2019 | Semi-Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels (continued)
$250	Callon Petroleum Co., 6.125%, 10/1/24 (g)	$245,630
1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (g)	987,000
1,040	Chesapeake Energy Corp., 8.00%, 3/15/26 (a)(b)(g)	837,200
1,000	CVR Refining LLC, 6.50%, 11/1/22 (g)	1,013,750
	Sunoco L.P. (g),
300	5.50%, 2/15/26	311,250
170	5.875%, 3/15/28	176,375
495	Transocean, Inc., 7.50%, 1/15/26 (a)(b)(g)	467,775
465	USA Compression Partners L.P., 6.875%, 9/1/27 (a)(b)(g)	485,883
1,000	Valaris PLC, 7.75%, 2/1/26	735,000
		5,510,138
	Paper & Forest Products – 0.1%
365	Mercer International, Inc., 7.375%, 1/15/25	378,615
	Pharmaceuticals – 0.8%
295	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)(g)	325,636
	Bausch Health Cos., Inc. (a)(b)(g),
330	6.125%, 4/15/25	338,563
345	7.25%, 5/30/29	359,449
615	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)(g)	393,600
465	Horizon Pharma USA, Inc., 5.50%, 8/1/27 (a)(b)	478,229
		1,895,477
	Pipelines – 0.6%
465	DCP Midstream Operating L.P., 5.125%, 5/15/29 (g)	479,531
325	NGL Energy Partners L.P., 7.50%, 4/15/26 (a)(b)	338,000
	Targa Resources Partners L.P. (a)(b)(g),
335	6.50%, 7/15/27	365,576
230	6.875%, 1/15/29	254,196
		1,437,303
	Real Estate – 0.3%
700	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (g)	718,214
	Retail – 1.0%
1,000	Conn’s, Inc., 7.25%, 7/15/22 (g)	1,000,000
300	L Brands, Inc., 6.875%, 11/1/35 (g)	268,500
1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)(g)	695,000
480	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(b)	463,200
		2,426,700
	Semiconductors – 0.2%
475	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(b)(g)	499,938
	Software – 1.3%
800	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)(g)	838,000
480	IQVIA, Inc., 5.00%, 5/15/27 (a)(b)(g)	501,543
1,000	j2 Cloud Services LLC, 6.00%, 7/15/25 (a)(b)	1,059,250
115	MSCI, Inc., 5.375%, 5/15/27 (a)(b)	122,369

22 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Software (continued)
$230	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)(g)	$211,600
480	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(b)(g)	500,100
		3,232,862
	Telecommunications – 2.5%
600	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (g)	658,314
800	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(g)	688,000
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (g)	911,617
385	GTT Communications, Inc., 7.875%, 12/31/24 (a)(b)(g)	301,263
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (g)	1,076,120
500	Intelsat Jackson Holdings S.A., 5.50%, 8/1/23 (g)	463,125
500	Level 3 Financing, Inc., 5.375%, 5/1/25 (g)	516,250
365	Sprint Corp., 7.625%, 3/1/26 (g)	408,811
1,000	T-Mobile USA, Inc., 4.75%, 2/1/28 (g)	1,031,250
		6,054,750
	Transportation – 0.1%
150	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)(g)	152,757
Total Corporate Bonds & Notes (cost-$66,330,537)		64,624,771

Shares
Convertible Preferred Stock – 12.4%
	Banks – 4.0%
3,690	Bank of America Corp., 7.25%, Ser. L (e)(g)	5,230,354
3,255	Wells Fargo & Co., 7.50%, Ser. L (e)(g)	4,526,273
		9,756,627
	Chemicals – 0.5%
21,910	International Flavors & Fragrances, Inc., 6.00%, 9/15/21 (g)	1,178,101
	Electric Utilities – 2.4%
24,690	American Electric Power Co., Inc., 6.125%, 3/15/22 (g)	1,345,111
30,110	NextEra Energy, Inc., 6.123%, 9/1/19 (g)	1,989,368
22,170	Sempra Energy, 6.00%, 1/15/21, Ser. A	2,464,417
		5,798,896
	Electronics – 0.5%
1,320	Fortive Corp., 5.00%, 7/1/21, Ser. A (g)	1,290,215
	Equity Real Estate Investment Trusts (REITs) – 0.7%
1,425	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A (g)	1,717,766
	Hand/Machine Tools – 0.9%
5,710	Colfax Corp., 5.75%, 1/15/22 (g)	712,437
14,225	Stanley Black & Decker, Inc., 5.375%, 5/15/20 (g)	1,449,954
		2,162,391
	Healthcare-Products – 2.5%
37,575	Avantor, Inc., 6.25%, 5/15/22, Ser. A (g)	2,302,596
25,585	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A (g)	1,578,723
2,090	Danaher Corp., 4.75%, 4/15/22, Ser. A (g)	2,371,941
		6,253,260

July 31, 2019 | Semi-Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

Shares		Value
	Insurance – 0.9%
19,120	Assurant, Inc., 6.50%, 3/15/21, Ser. D (g)	$2,233,598
Total Convertible Preferred Stock (cost-$28,541,600)		30,390,854
Preferred Stock (a)(d)(f)(i)(j) – 0.5%
	Media – 0.5%
532	LiveStyle, Inc., Ser. A	72,379
11,500	LiveStyle, Inc., Ser. B	1,150,000
1,250	LiveStyle, Inc., Ser. B	12
Total Preferred Stock (cost-$2,429,842)		1,222,391

Units
Warrants (a)(d)(f)(i)(j) – 0.0%
	Media – 0.0%
3,000	LiveStyle, Inc., expires 11/30/21, Ser. C (cost-$0)	– †

Principal Amount (000s)
Repurchase Agreements – 4.8%
$11,744	State Street Bank and Trust Co., dated 7/31/19, 0.50%, due 8/1/19, proceeds $11,744,163; collateralized by U.S. Treasury Notes, 1.375%, due 5/31/21, valued at $11,981,052 including accrued interest (cost-$11,744,000)	11,744,000
Total Investments, before options written (cost-$362,622,198) – 143.3%		352,194,620
Total Options Written – (0.0)% (premiums received-$65,336) (i)(k)(l)		(33,575)
Total Investments, net of options written (cost-$362,556,862) – 143.3%		352,161,045
Other liabilities in excess of other assets – (43.3)%		(106,426,611)
Net Assets – 100.0%		$245,734,434

Notes to Schedule of Investments:

†                 Actual amount rounds to less than $1.

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $87,219,556, representing 35.5% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $85,997,165, representing 35.0% of net assets.

(c)          In default.

(d)         Fair-Valued–Securities with an aggregate value of $1,930,116, representing 0.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

24 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

(f)           Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for options written and long-term and short-term loan financing.

(h)         Restricted. The aggregate cost of such securities is $1,918,546. The aggregate value is $1,523,001, representing 0.6% of net assets.

(i)             Non-income producing.

(j)            A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.5% of net assets.

(k)         Exchange traded-Chicago Board Options Exchange.

(l)             Exchange traded option contracts outstanding at July 31, 2019:

Options written contracts outstanding at July 31, 2019:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Adobe, Inc.	327.50 USD	8/16/19	(25)	$(2,500)	$(313)	$(2,141)	$1,828
Align Technology, Inc.	350.00 USD	8/16/19	(10)	(1,000)	(50)	(610)	560
Alphabet, Inc.	1,320.00 USD	8/16/19	(5)	(500)	(237)	(1,634)	1,397
Amazon.com, Inc.	2,160.00 USD	8/16/19	(7)	(700)	(319)	(4,848)	4,529
Apple, Inc.	225.00 USD	8/16/19	(30)	(3,000)	(1,530)	(1,570)	40
Bank of America Corp.	32.00 USD	8/16/19	(215)	(21,500)	(2,580)	(3,045)	465
Boeing Co.	415.00 USD	8/16/19	(12)	(1,200)	(66)	(660)	594
Comcast Corp.	45.00 USD	8/16/19	(60)	(6,000)	(720)	(1,872)	1,152
Deere & Co.	180.00 USD	8/16/19	(35)	(3,500)	(2,450)	(2,209)	(241)
Facebook, Inc.	220.00 USD	8/16/19	(50)	(5,000)	(450)	(9,148)	8,698
Fiserv, Inc.	105.00 USD	8/16/19	(60)	(6,000)	(13,050)	(1,138)	(11,912)
Intuit, Inc.	295.00 USD	8/16/19	(15)	(1,500)	(263)	(1,121)	858
Intuitive Surgical, Inc.	580.00 USD	8/16/19	(11)	(1,100)	(330)	(1,556)	1,226
Marvell Technology Group Ltd.	28.00 USD	8/16/19	(75)	(7,500)	(1,163)	(1,396)	233
Mastercard, Inc.	295.00 USD	8/16/19	(10)	(1,000)	(145)	(988)	843
McDonald’s Corp.	225.00 USD	8/16/19	(30)	(3,000)	(165)	(1,731)	1,566
Merck & Co., Inc.	90.00 USD	9/20/19	(65)	(6,500)	(1,560)	(1,647)	87
Netflix, Inc.	415.00 USD	8/16/19	(25)	(2,500)	(250)	(6,583)	6,333
NIKE, Inc.	92.50 USD	9/20/19	(20)	(2,000)	(790)	(937)	147
PayPal Holdings, Inc.	130.00 USD	8/16/19	(55)	(5,500)	(192)	(2,728)	2,536
Salesforce.com, Inc.	170.00 USD	8/16/19	(40)	(4,000)	(420)	(2,368)	1,948
ServiceNow, Inc.	325.00 USD	8/16/19	(30)	(3,000)	(225)	(5,900)	5,675
Starbucks Corp.	97.00 USD	8/16/19	(25)	(2,500)	(1,413)	(1,097)	(316)
Target Corp.	92.50 USD	8/16/19	(45)	(4,500)	(562)	(1,313)	751
Texas Instruments, Inc.	140.00 USD	9/20/19	(55)	(5,500)	(1,760)	(3,656)	1,896
Visa, Inc.	190.00 USD	8/16/19	(35)	(3,500)	(262)	(1,471)	1,209
Walt Disney Co.	152.50 USD	8/16/19	(35)	(3,500)	(2,310)	(1,969)	(341)
Total options written contracts					$(33,575)	$(65,336)	$31,761

July 31, 2019 | Semi-Annual Report 25

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

(m)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/19
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$162,264,403	$–	$162,264,403
Common Stock:
Banks	2,794,164	–	1	2,794,165
Media	1,044,714	–	1	1,044,715
All Other	78,109,321	–	–	78,109,321
Corporate Bonds & Notes:
Commercial Services	–	4,626,066	19,250	4,645,316
Diversified Financial Services	–	3,677,206	688,473	4,365,679
All Other	–	55,613,776	–	55,613,776
Convertible Preferred Stock:
Electronics	–	1,290,215	–	1,290,215
Equity Real Estate Investment Trusts (REITs)	–	1,717,766	–	1,717,766
Hand/Machine Tools	712,437	1,449,954	–	2,162,391
Healthcare-Products	4,674,537	1,578,723	–	6,253,260
All Other	18,967,222	–	–	18,967,222
Preferred Stock	–	–	1,222,391	1,222,391
Repurchase Agreements	–	11,744,000	–	11,744,000
	106,302,395	243,962,109	1,930,116	352,194,620
Investments in Securities – Liabilities
Options Written:
Market Price	(33,575)	–	–	(33,575)
Totals	$106,268,820	$243,962,109	$1,930,116	$352,161,045

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2019, was as follows:

	Beginning Balance 1/31/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/19
Investments in Securities – Assets
Common Stock:
Banks	$1	$–	$–	$–	–	$–	–	–	$1
Media	1	–	–	–	–	–	–	–	1
Corporate Bonds & Notes:
Commercial Services	19,250	–	–	–	–	–	–	–	19,250
Diversified Financial Services	780,069	87,929	–	13,920	–	(193,445)	–	–	688,473
Preferred Stock	1,173,631	–	–	–	–	48,760	–	–	1,222,391
Totals	$1,972,952	$87,929	$–	$13,920	–	$(144,685)	–	–	$1,930,116

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

26 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2019 (unaudited) (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2019:

	Ending Balance at 7/31/19	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$688,473	Market and Company Comparables	Implied Price	$40.78
Preferred Stock	$1,222,379	Market and Company Comparables	EV Multiples Illiquidity Discount	0.78x (0.23x – 1.58x) 25%

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2019, was $(144,685). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(n)  The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2019:

Location	Market Price
Liability derivatives:
Options written, at value	$(33,575)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2019:

Location	Market Price
Net realized loss on:
Options written	$(4,855)
Net change in unrealized appreciation/depreciation of:
Options written	$35,793

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended July 31, 2019 was 1,047 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust

See accompanying Notes to Financial Statements | July 31, 2019 | Semi-Annual Report 27

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited)

Shares		Value
Common Stock – 62.7%
	Aerospace & Defense – 1.6%
20,000	Boeing Co. (g)	$6,823,600
22,000	Raytheon Co.	4,010,380
		10,833,980
	Automobiles – 0.4%
245,100	Ford Motor Co.	2,335,803
	Banks – 2.2%
223,500	Bank of America Corp. (g)	6,856,980
66,300	JPMorgan Chase & Co.	7,690,800
		14,547,780
	Beverages – 0.9%
45,800	PepsiCo, Inc.	5,853,698
	Biotechnology – 2.6%
36,700	AbbVie, Inc.	2,444,954
9,700	Biogen, Inc. (i)	2,306,854
91,000	Gilead Sciences, Inc.	5,962,320
36,900	Vertex Pharmaceuticals, Inc. (i)	6,148,278
		16,862,406
	Building Products – 0.4%
61,244	Johnson Controls International PLC	2,599,195
	Capital Markets – 0.7%
17,800	S&P Global, Inc.	4,360,110
	Chemicals – 0.5%
46,400	Chemours Co.	884,848
14,533	Corteva, Inc. (i)	428,723
14,533	DOW, Inc. (i)	703,979
14,533	DuPont de Nemours, Inc.	1,048,701
		3,066,251
	Communications Equipment – 1.3%
149,600	Cisco Systems, Inc.	8,287,840
	Construction & Engineering – 0.1%
13,000	Fluor Corp.	422,630
	Energy Equipment & Services – 0.5%
53,600	National Oilwell Varco, Inc.	1,276,752
53,900	Schlumberger Ltd.	2,154,383
		3,431,135
	Entertainment – 2.8%
23,900	Netflix, Inc. (g)(i)	7,719,461
51,400	Take-Two Interactive Software, Inc. (i)	6,297,528
30,400	Walt Disney Co. (g)	4,347,504
		18,364,493

28 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

Shares		Value
	Food & Staples Retailing – 2.4%
34,500	Costco Wholesale Corp.	$9,509,235
182,400	Kroger Co.	3,859,584
46,200	Walgreens Boots Alliance, Inc.	2,517,438
		15,886,257
	Healthcare Equipment & Supplies – 2.7%
21,200	Align Technology, Inc. (g)(i)	4,432,496
172,400	Boston Scientific Corp. (i)	7,320,104
12,100	Intuitive Surgical, Inc. (g)(i)	6,286,071
		18,038,671
	Healthcare Providers & Services – 2.1%
12,000	Laboratory Corp. of America Holdings (i)	2,010,240
24,400	McKesson Corp.	3,390,380
34,300	UnitedHealth Group, Inc.	8,541,043
		13,941,663
	Hotels, Restaurants & Leisure – 2.2%
30,300	McDonald’s Corp. (g)	6,384,816
58,900	Starbucks Corp. (g)	5,577,241
22,000	Wynn Resorts Ltd.	2,861,540
		14,823,597
	Household Durables – 0.2%
30,000	DR Horton, Inc.	1,377,900
	Industrial Conglomerates – 1.5%
17,800	3M Co.	3,110,016
37,800	Honeywell International, Inc.	6,518,988
		9,629,004
	Insurance – 0.6%
51,100	Progressive Corp.	4,138,078
	Interactive Media & Services – 3.9%
11,200	Alphabet, Inc., Class A (g)(i)	13,643,840
61,100	Facebook, Inc., Class A (g)(i)	11,867,453
		25,511,293
	Internet & Direct Marketing Retail – 3.3%
44,800	Alibaba Group Holding Ltd., ADR (i)	7,755,328
7,400	Amazon.com, Inc. (g)(i)	13,814,172
		21,569,500
	IT Services – 5.3%
62,500	Fiserv, Inc. (g)(i)	6,589,375
15,700	International Business Machines Corp.	2,327,368
23,800	Mastercard, Inc., Class A (g)	6,480,026
55,900	PayPal Holdings, Inc. (g)(i)	6,171,360
74,500	Visa, Inc., Class A (g)	13,261,000
		34,829,129

July 31, 2019 | Semi-Annual Report 29

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

Shares		Value
	Machinery – 2.0%
59,400	Caterpillar, Inc.	$7,821,198
32,800	Deere & Co. (g)	5,433,320
		13,254,518
	Media – 0.8%
126,300	Comcast Corp., Class A (g)	5,452,371
	Multi-Line Retail – 0.6%
47,600	Target Corp. (g)	4,112,640
	Oil, Gas & Consumable Fuels – 1.2%
77,900	Occidental Petroleum Corp.	4,000,944
49,700	Valero Energy Corp.	4,236,925
		8,237,869
	Pharmaceuticals – 1.6%
99,100	Bristol-Myers Squibb Co.	4,401,031
68,400	Merck & Co., Inc. (g)	5,676,516
56,317	Teva Pharmaceutical Industries Ltd., ADR (i)	446,594
		10,524,141
	Road & Rail – 0.7%
25,000	Union Pacific Corp.	4,498,750
	Semiconductors & Semiconductor Equipment – 5.1%
20,900	Advanced Micro Devices, Inc. (i)	636,405
21,700	Broadcom, Inc.	6,292,783
183,500	Marvell Technology Group Ltd. (g)	4,818,710
139,000	Micron Technology, Inc. (i)	6,239,710
33,800	NVIDIA Corp.	5,702,736
53,400	QUALCOMM, Inc. (g)	3,906,744
50,000	Texas Instruments, Inc. (g)	6,250,500
		33,847,588
	Software – 7.5%
37,400	Adobe, Inc. (g)(i)	11,177,364
6,100	Atlassian Corp. PLC, Class A (i)	854,732
16,400	Intuit, Inc. (g)	4,547,884
107,600	Microsoft Corp.	14,662,652
51,621	Salesforce.com, Inc. (g)(i)	7,975,445
24,800	ServiceNow, Inc. (g)(i)	6,879,272
16,600	Workday, Inc., Class A (i)	3,319,668
		49,417,017
	Specialty Retail – 1.4%
44,700	Home Depot, Inc.	9,551,943
	Technology Hardware, Storage & Peripherals – 2.6%
64,700	Apple, Inc. (g)	13,783,688
56,900	NetApp, Inc.	3,328,081
		17,111,769
	Textiles, Apparel & Luxury Goods – 1.0%
75,200	NIKE, Inc., Class B (g)	6,469,456
Total Common Stock (cost-$435,927,965)		413,188,475

30 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 29.1%
	Auto Components – 0.3%
$1,725	Meritor, Inc., 3.25%, 10/15/37	$1,837,854
	Auto Manufacturers – 0.4%
	Tesla, Inc.,
725	1.25%, 3/1/21	707,587
2,210	2.375%, 3/15/22	2,248,481
		2,956,068
	Biotechnology – 2.1%
	BioMarin Pharmaceutical, Inc.,
2,230	0.599%, 8/1/24	2,272,667
890	1.50%, 10/15/20	963,457
1,915	Exact Sciences Corp., 0.375%, 3/15/27	2,367,528
	Illumina, Inc.,
1,300	zero coupon, 8/15/23 (a)(b)	1,406,549
1,015	0.50%, 6/15/21	1,353,437
1,080	Insmed, Inc., 1.75%, 1/15/25	983,872
1,565	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	1,345,875
2,280	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23	1,889,943
1,535	Medicines Co., 2.75%, 7/15/23	1,529,352
		14,112,680
	Building Materials – 0.0%
160	Patrick Industries, Inc., 1.00%, 2/1/23	145,216
	Commercial Services – 0.9%
1,740	Chegg, Inc., 0.125%, 3/15/25 (a)(b)	1,939,288
1,105	Euronet Worldwide, Inc., 0.75%, 3/15/49 (a)(b)	1,304,370
2,305	Square, Inc., 0.50%, 5/15/23	2,941,025
		6,184,683
	Computers – 1.0%
1,745	Lumentum Holdings, Inc., 0.25%, 3/15/24	2,098,224
1,290	Nutanix, Inc., zero coupon, 1/15/23	1,167,642
1,535	Pure Storage, Inc., 0.125%, 4/15/23	1,485,663
2,245	Western Digital Corp., 1.50%, 2/1/24 (a)(b)	2,092,329
		6,843,858
	Diversified Financial Services – 0.8%
2,000	Encore Capital Group, Inc., 2.875%, 3/15/21	1,918,729
610	LendingTree, Inc., 0.625%, 6/1/22	1,007,644
2,295	PRA Group, Inc., 3.00%, 8/1/20	2,271,678
		5,198,051
	Electric Utilities – 0.2%
1,245	NRG Energy, Inc., 2.75%, 6/1/48	1,317,240
	Electronic Equipment, Instruments & Components – 0.2%
1,155	SunPower Corp., 4.00%, 1/15/23	1,036,671

July 31, 2019 | Semi-Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Electronics – 0.5%
$1,010	Fortive Corp., 0.875%, 2/15/22 (a)(b)	$1,040,347
1,070	OSI Systems, Inc., 1.25%, 9/1/22	1,280,371
910	Vishay Intertechnology, Inc., 2.25%, 6/15/25	851,912
		3,172,630
	Energy-Alternate Sources – 0.3%
	SunEdison, Inc. (a)(b)(c),
4,000	2.625%, 6/1/23	90,000
1,000	3.375%, 6/1/25	22,500
1,780	Tesla Energy Operations, Inc., 1.625%, 11/1/19	1,751,836
		1,864,336
	Engineering & Construction – 0.6%
1,545	Dycom Industries, Inc., 0.75%, 9/15/21	1,505,210
1,010	KBR, Inc., 2.50%, 11/1/23 (a)(b)	1,225,799
1,430	Tutor Perini Corp., 2.875%, 6/15/21	1,358,656
		4,089,665
	Entertainment – 0.4%
1,375	Live Nation Entertainment, Inc., 2.50%, 3/15/23	1,710,089
1,050	Marriott Vacations Worldwide Corp., 1.50%, 9/15/22	1,044,656
		2,754,745
	Equity Real Estate Investment Trusts (REITs) – 0.7%
1,845	IH Merger Sub LLC, 3.50%, 1/15/22	2,309,507
2,000	Two Harbors Investment Corp., 6.25%, 1/15/22	2,039,938
		4,349,445
	Healthcare-Products – 1.4%
1,010	CONMED Corp., 2.625%, 2/1/24 (a)(b)	1,185,342
1,295	Insulet Corp., 1.375%, 11/15/24	1,882,716
1,665	NuVasive, Inc., 2.25%, 3/15/21	2,006,668
1,120	Repligen Corp., 0.375%, 7/15/24	1,209,349
2,925	Wright Medical Group, Inc., 1.625%, 6/15/23	3,181,844
		9,465,919
	Healthcare-Services – 0.2%
905	Teladoc Health, Inc., 1.375%, 5/15/25	1,362,044
	Insurance – 0.2%
1,035	AXA S.A., 7.25%, 5/15/21 (a)(b)	1,117,831
	Internet – 4.0%
925	Boingo Wireless, Inc., 1.00%, 10/1/23 (a)(b)	796,207
	Booking Holdings, Inc.,
1,360	0.35%, 6/15/20	1,967,433
980	0.90%, 9/15/21	1,130,761
375	Etsy, Inc., zero coupon, 3/1/23	730,945
	FireEye, Inc.,
1,030	0.875%, 6/1/24	1,015,321
1,200	1.625%, 6/1/35, Ser. B	1,133,129
2,220	IAC Financeco 2, Inc., 0.875%, 6/15/26 (a)(b)	2,334,172

32 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Internet (continued)
$1,380	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	$1,374,054
770	MercadoLibre, Inc., 2.00%, 8/15/28 (a)(b)	1,226,775
630	Okta, Inc., 0.25%, 2/15/23	1,726,376
2,460	Palo Alto Networks, Inc., 0.75%, 7/1/23 (a)(b)	2,714,548
1,660	Q2 Holdings, Inc., 0.75%, 6/1/26 (a)(b)	1,841,021
	Twitter, Inc.,
1,630	0.25%, 6/15/24	1,737,750
1,100	1.00%, 9/15/21	1,081,115
895	Wayfair, Inc., 1.125%, 11/1/24 (a)(b)	1,222,299
740	Wix.com Ltd., zero coupon, 7/1/23	938,712
1,145	Zendesk, Inc., 0.25%, 3/15/23	1,682,348
1,260	Zillow Group, Inc., 2.00%, 12/1/21	1,475,639
		26,128,605
	Investment Companies – 0.4%
2,450	Prospect Capital Corp., 6.375%, 3/1/25	2,560,250
	Iron/Steel – 0.1%
530	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	763,221
	Lodging – 0.4%
1,455	Caesars Entertainment Corp., 5.00%, 10/1/24	2,510,784
	Machinery-Diversified – 0.2%
880	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	1,242,351
	Media – 1.6%
	DISH Network Corp.,
1,385	2.375%, 3/15/24	1,236,528
3,780	3.375%, 8/15/26	3,473,208
865	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	1,064,878
	Liberty Media Corp.,
1,205	1.00%, 1/30/23	1,456,400
1,025	1.375%, 10/15/23	1,228,159
2,115	2.125%, 3/31/48 (a)(b)	2,173,055
		10,632,228
	Oil, Gas & Consumable Fuels – 0.9%
2,435	Chesapeake Energy Corp., 5.50%, 9/15/26	1,742,921
1,400	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,053,500
750	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	760,791
2,000	Nabors Industries, Inc., 0.75%, 1/15/24	1,413,204
200	Oil States International, Inc., 1.50%, 2/15/23	174,407
1,010	Transocean, Inc., 0.50%, 1/30/23	978,648
		6,123,471
	Pharmaceuticals – 1.3%
2,090	DexCom, Inc., 0.75%, 12/1/23 (a)(b)	2,514,531
1,940	Herbalife Nutrition Ltd., 2.625%, 3/15/24	1,850,139
970	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	1,092,497

July 31, 2019 | Semi-Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Pharmaceuticals (continued)
$1,900	Jazz Investments I Ltd., 1.875%, 8/15/21	$1,944,041
1,210	Supernus Pharmaceuticals, Inc., 0.625%, 4/1/23	1,189,045
		8,590,253
	Pipelines – 0.5%
4,200	Cheniere Energy, Inc., 4.25%, 3/15/45	3,328,500
	Retail – 0.2%
1,245	RH, zero coupon, 6/15/23	1,218,565
	Semiconductors – 3.6%
600	Advanced Micro Devices, Inc., 2.125%, 9/1/26	2,332,847
1,480	Cree, Inc., 0.875%, 9/1/23 (a)(b)	1,826,717
1,135	Inphi Corp., 1.125%, 12/1/20	1,760,190
435	Intel Corp., 3.25%, 8/1/39	1,079,992
5,750	Microchip Technology, Inc., 1.625%, 2/15/27	7,341,600
370	Micron Technology, Inc., 3.125%, 5/1/32, Ser. D	1,670,675
300	Novellus Systems, Inc., 2.625%, 5/15/41	1,932,829
1,000	NXP Semiconductors NV, 1.00%, 12/1/19	1,069,460
1,690	ON Semiconductor Corp., 1.625%, 10/15/23	2,149,346
1,605	Synaptics, Inc., 0.50%, 6/15/22	1,456,668
870	Veeco Instruments, Inc., 2.70%, 1/15/23	777,475
		23,397,799
	Software – 4.6%
2,285	Akamai Technologies, Inc., 0.125%, 5/1/25	2,580,235
1,605	Atlassian, Inc., 0.625%, 5/1/23	2,896,717
820	Avaya Holdings Corp., 2.25%, 6/15/23	720,311
2,220	Coupa Software, Inc., 0.125%, 6/15/25 (a)(b)	2,497,161
1,500	DocuSign, Inc., 0.50%, 9/15/23 (a)(b)	1,587,953
965	Envestnet, Inc., 1.75%, 6/1/23	1,185,537
	Evolent Health, Inc.,
1,250	1.50%, 10/15/25 (a)(b)	797,872
1,055	2.00%, 12/1/21	922,877
550	Five9, Inc., 0.125%, 5/1/23	750,669
1,110	LivePerson, Inc., 0.75%, 3/1/24 (a)(b)	1,246,052
400	MongoDB, Inc., 0.75%, 6/15/24	869,030
955	New Relic, Inc., 0.50%, 5/1/23	1,053,685
1,110	Nuance Communications, Inc., 1.25%, 4/1/25	1,117,312
1,115	Pluralsight, Inc., 0.375%, 3/1/24 (a)(b)	1,214,772
1,600	ServiceNow, Inc., zero coupon, 6/1/22	3,334,193
	Splunk, Inc. (a)(b),
1,955	0.50%, 9/15/23	2,231,131
700	1.125%, 9/15/25	811,854
950	Twilio, Inc., 0.25%, 6/1/23	1,942,923
1,950	Workday, Inc., 0.25%, 10/1/22	2,861,705
		30,621,989

34 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Telecommunications – 0.7%
$860	GDS Holdings Ltd., 2.00%, 6/1/25	$906,474
2,050	Viavi Solutions, Inc., 1.00%, 3/1/24	2,574,176
1,145	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(b)	1,221,417
		4,702,067
	Transportation – 0.4%
1,380	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	1,377,317
1,125	Greenbrier Cos., Inc., 2.875%, 2/1/24	1,071,731
		2,449,048
Total Convertible Bonds & Notes (cost-$184,465,333)		192,078,067

Shares
Convertible Preferred Stock – 5.4%
	Banks – 1.6%
3,400	Bank of America Corp., 7.25%, Ser. L (e)	4,819,296
4,335	Wells Fargo & Co., 7.50%, Ser. L (e)	6,028,077
		10,847,373
	Chemicals – 0.3%
32,330	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	1,738,384
	Diversified Financial Services – 0.3%
36,000	AMG Capital Trust II, 5.15%, 10/15/37	1,723,985
	Electric Utilities – 0.8%
43,110	CenterPoint Energy, Inc., 7.00%, 9/1/21, Ser. B	2,203,352
19,010	NextEra Energy, Inc., 6.123%, 9/1/19	1,255,991
14,605	Sempra Energy, 6.00%, 1/15/21, Ser. A	1,623,492
		5,082,835
	Electronics – 0.2%
1,475	Fortive Corp., 5.00%, 7/1/21, Ser. A	1,441,718
	Equity Real Estate Investment Trusts (REITs) – 0.3%
1,870	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	2,254,191
	Hand/Machine Tools – 0.3%
21,375	Stanley Black & Decker, Inc., 5.375%, 5/15/20	2,178,754
	Healthcare-Products – 1.4%
37,950	Avantor, Inc., 6.25%, 5/15/22, Ser. A	2,325,576
57,000	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	3,517,185
2,975	Danaher Corp., 4.75%, 4/15/22, Ser. A	3,376,327
		9,219,088
	Insurance – 0.2%
9,250	Assurant, Inc., 6.50%, 3/15/21, Ser. D	1,080,585
	Oil, Gas & Consumable Fuels – 0.0%
25,000	ATP Oil & Gas Corp., 8.00% (cost-$3,160,750; purchased 4/21/10) (a)(b)(d)(e)(f)(h)	2
8,860	Nabors Industries Ltd., 6.00%, 5/1/21	204,578
		204,580
Total Convertible Preferred Stock (cost-$36,255,830)		35,771,493

July 31, 2019 | Semi-Annual Report 35

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 0.0%
	Oil, Gas & Consumable Fuels – 0.0%
$2,509	Cobalt International Energy, Inc., 7.75%, 12/1/23 (c) (cost-$1,232,247)	$175,630
Repurchase Agreements – 2.5%
16,189	State Street Bank and Trust Co., dated 7/31/19, 0.50%, due 8/1/19, proceeds $16,189,225; collateralized by U.S. Treasury Notes, 1.375%, due 5/31/21, valued at $16,514,288 including accrued interest (cost-$16,189,000)	16,189,000
Total Investments, before options written (cost-$674,070,375) – 99.7%		657,402,665
Total Options Written – (0.0)% (premiums received-$346,374) (i)(j)(k)		(183,800)
Total Investments, net of options written (cost-$673,724,001) – 99.7%		657,218,865
Other assets less other liabilities – 0.3%		2,148,641
Net Assets – 100.0%		$659,367,506

Notes to Schedule of Investments:

(a)   Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $43,363,177, representing 6.6% of net assets.

(b)   144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $43,363,177, representing 6.6% of net assets.

(c)   In default.

(d)   Fair-Valued–Security with a value of $2, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)   Perpetual maturity. The date shown, if any, is the next call date.

(f)    Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)   All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)   Restricted. The cost of such security is $3,160,750. The value is $2, representing less than 0.05% of net assets.

(i)    Non-income producing.

(j)    Exchange traded-Chicago Board Options Exchange.

(k)   Exchange traded option contracts outstanding at July 31, 2019:

Options written contracts outstanding at July 31, 2019:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Adobe, Inc.	327.50 USD	8/16/19	(130)	$(13,000)	$(1,625)	$(11,071)	$9,446
Align Technology, Inc.	350.00 USD	8/16/19	(55)	(5,500)	(275)	(3,357)	3,082
Alphabet, Inc.	1,320.00 USD	8/16/19	(27)	(2,700)	(1,282)	(8,827)	7,545
Amazon.com, Inc.	2,160.00 USD	8/16/19	(30)	(3,000)	(1,365)	(20,774)	19,409
Apple, Inc.	225.00 USD	8/16/19	(160)	(16,000)	(8,160)	(8,374)	214
Bank of America Corp.	32.00 USD	8/16/19	(1,125)	(112,500)	(13,500)	(15,931)	2,431
Boeing Co.	415.00 USD	8/16/19	(70)	(7,000)	(385)	(3,851)	3,466

36 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Comcast Corp.	45.00 USD	8/16/19	(315)	$(31,500)	$(3,780)	$(9,828)	$6,048
Deere & Co.	180.00 USD	8/16/19	(230)	(23,000)	(16,100)	(14,518)	(1,582)
Facebook, Inc.	220.00 USD	8/16/19	(250)	(25,000)	(2,250)	(45,764)	43,514
Fiserv, Inc.	105.00 USD	8/16/19	(315)	(31,500)	(68,513)	(5,973)	(62,540)
Intuit, Inc.	295.00 USD	8/16/19	(80)	(8,000)	(1,400)	(5,981)	4,581
Intuitive Surgical, Inc.	580.00 USD	8/16/19	(60)	(6,000)	(1,800)	(8,489)	6,689
Marvell Technology Group Ltd.	28.00 USD	8/16/19	(380)	(38,000)	(5,890)	(7,068)	1,178
Mastercard, Inc.	295.00 USD	8/16/19	(95)	(9,500)	(1,378)	(9,388)	8,010
McDonald’s Corp.	225.00 USD	8/16/19	(170)	(17,000)	(935)	(9,809)	8,874
Merck & Co., Inc.	90.00 USD	9/20/19	(345)	(34,500)	(8,280)	(8,739)	459
Netflix, Inc.	415.00 USD	8/16/19	(120)	(12,000)	(1,200)	(31,600)	30,400
NIKE, Inc.	92.50 USD	9/20/19	(190)	(19,000)	(7,505)	(8,905)	1,400
PayPal Holdings, Inc.	130.00 USD	8/16/19	(280)	(28,000)	(980)	(13,891)	12,911
Salesforce.com, Inc.	170.00 USD	8/16/19	(260)	(26,000)	(2,730)	(15,389)	12,659
ServiceNow, Inc.	325.00 USD	8/16/19	(145)	(14,500)	(1,087)	(28,518)	27,431
Starbucks Corp.	97.00 USD	8/16/19	(130)	(13,000)	(7,345)	(5,702)	(1,643)
Target Corp.	92.50 USD	8/16/19	(230)	(23,000)	(2,875)	(6,707)	3,832
Texas Instruments, Inc.	140.00 USD	9/20/19	(300)	(30,000)	(9,600)	(19,941)	10,341
Visa, Inc.	190.00 USD	8/16/19	(180)	(18,000)	(1,350)	(7,569)	6,219
Walt Disney Co.	152.50 USD	8/16/19	(185)	(18,500)	(12,210)	(10,410)	(1,800)
Total options written contracts					$(183,800)	$(346,374)	$162,574

(l)  Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/19
Investments in Securities – Assets
Common Stock	$413,188,475	$–	$–	$413,188,475
Convertible Bonds & Notes	–	192,078,067	–	192,078,067
Convertible Preferred Stock:
Diversified Financial Services	–	1,723,985	–	1,723,985
Electronics	–	1,441,718	–	1,441,718
Equity Real Estate Investment Trusts (REITs)	–	2,254,191	–	2,254,191
Hand/Machine Tools	–	2,178,754	–	2,178,754
Healthcare-Products	5,701,903	3,517,185	–	9,219,088
Oil, Gas & Consumable Fuels	204,578	–	2	204,580
All Other	18,749,177	–	–	18,749,177
Corporate Bonds & Notes	–	175,630	–	175,630
Repurchase Agreements	–	16,189,000	–	16,189,000
	437,844,133	219,558,530	2	657,402,665
Investments in Securities – Liabilities
Options Written:
Market Price	(183,800)	–	–	(183,800)
Totals	$437,660,333	$219,558,530	$2	$657,218,865

July 31, 2019 | Semi-Annual Report 37

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2019 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2019, was as follows:

	Beginning Balance 1/31/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 7/31/19
Investments in Securities – Assets
Convertible Preferred Stock:
Oil, Gas & Consumable Fuels	$2	–	–	–	–	–	–	$–	$2
Corporate Bonds & Notes:
Oil, Gas & Consumable Fuels	175,630	–	–	–	–	–	–	(175,630)	–
Totals	$175,632	–	–	–	–	–	–	$(175,630)	$2

*    Transferred out of Level 3 and into Level 2 because an evaluated mean price was available at July 31, 2019.

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

There was no change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2019.

(m)  The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2019:

Location	Market Price
Liability derivatives:
Options written, at value	$(183,800)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2019:

Location	Market Price
Net realized loss on:
Options written	$(158,499)
Net change in unrealized appreciation/depreciation of:
Options written	$175,326

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended July 31, 2019 was 5,791 call options written contracts.

Glossary:

ADR  -  American Depositary Receipt

REIT  -  Real Estate Investment Trust

38 Semi-Annual Report | July 31, 2019 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

Shares		Value
Common Stock – 69.5%
	Aerospace & Defense – 3.6%
77,162	Curtiss-Wright Corp.	$9,792,629
50,417	Lockheed Martin Corp.	18,259,525
141,963	United Technologies Corp.	18,966,257
		47,018,411
	Automobiles – 0.7%
237,129	General Motors Co.	9,565,784
	Banks – 9.9%
615,640	Bank of America Corp.	18,887,835
254,150	Citigroup, Inc.	18,085,314
261,260	Citizens Financial Group, Inc.	9,734,548
128,222	Comerica, Inc.	9,385,850
321,690	JPMorgan Chase & Co. (g)	37,316,040
53,913	M&T Bank Corp.	8,855,210
65,983	PNC Financial Services Group, Inc.	9,428,971
331,670	U.S. Bancorp (g)	18,954,941
		130,648,709
	Beverages – 0.7%
56,800	Diageo PLC, ADR	9,478,784
	Capital Markets – 2.0%
62,600	Ameriprise Financial, Inc.	9,108,926
393,950	Morgan Stanley (g)	17,554,412
		26,663,338
	Chemicals – 1.3%
89,100	Celanese Corp.	9,994,347
154,783	DOW, Inc. (i)	7,497,689
		17,492,036
	Commercial Services & Supplies – 0.1%
22,304	Stericycle, Inc. (i)	1,025,092
	Communications Equipment – 0.7%
161,316	Cisco Systems, Inc.	8,936,906
	Containers & Packaging – 1.4%
82,315	Avery Dennison Corp.	9,455,524
93,999	Packaging Corp. of America	9,491,079
		18,946,603
	Diversified Telecommunication Services – 2.6%
514,261	AT&T, Inc. (g)	17,510,587
146,729	Frontier Communications Corp. (i)	193,682
300,230	Verizon Communications, Inc.	16,593,712
		34,297,981
	Electric Utilities – 1.2%
351,777	Exelon Corp.	15,851,072

July 31, 2019 | Semi-Annual Report 39

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Shares		Value
	Electrical Equipment – 1.4%
224,920	Eaton Corp. PLC	$18,486,175
	Entertainment – 1.4%
128,250	Walt Disney Co.	18,341,033
	Equity Real Estate Investment Trusts (REITs) – 1.4%
63,155	Alexandria Real Estate Equities, Inc.	9,243,366
73,252	Crown Castle International Corp.	9,761,561
		19,004,927
	Food & Staples Retailing – 0.7%
128,504	Sysco Corp.	8,811,519
	Food Products – 1.4%
144,800	Lamb Weston Holdings, Inc.	9,718,976
171,408	Mondelez International, Inc., Class A	9,168,614
		18,887,590
	Healthcare Equipment & Supplies – 2.1%
90,189	Hill-Rom Holdings, Inc.	9,617,755
183,780	Medtronic PLC	18,734,533
		28,352,288
	Healthcare Providers & Services – 1.5%
35,877	Humana, Inc.	10,646,500
93,898	Quest Diagnostics, Inc. (g)	9,585,108
		20,231,608
	Hotels, Restaurants & Leisure – 0.8%
85,041	Royal Caribbean Cruises Ltd.	9,893,670
	Industrial Conglomerates – 1.4%
913,300	General Electric Co.	9,543,985
53,470	Honeywell International, Inc. (g)	9,221,436
		18,765,421
	Insurance – 4.8%
175,540	Allstate Corp.	18,852,996
358,210	MetLife, Inc. (g)	17,702,738
110,797	Progressive Corp.	8,972,341
115,900	Reinsurance Group of America, Inc.	18,071,128
		63,599,203
	Life Sciences Tools & Services – 0.7%
133,859	Agilent Technologies, Inc.	9,291,153
	Machinery – 0.7%
127,800	Toro Co.	9,306,396
	Media – 2.0%
618,143	Comcast Corp., Class A	26,685,233
	Metals & Mining – 0.8%
102,168	Reliance Steel & Aluminum Co.	10,211,692
	Multi-Line Retail – 1.3%
203,048	Target Corp.	17,543,347

40 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Shares		Value
	Multi-Utilities – 1.3%
294,580	Public Service Enterprise Group, Inc. (g)	$16,835,247
	Oil, Gas & Consumable Fuels – 8.3%
226,209	Chevron Corp.	27,848,590
156,620	ConocoPhillips	9,253,110
149,040	Magellan Midstream Partners L.P. (g)	9,857,506
280,360	Royal Dutch Shell PLC, Class A, ADR (g)	17,631,840
193,488	Southwestern Energy Co. (i)	425,674
360,050	TC Energy Corp.	17,628,048
178,511	Total S.A., ADR	9,236,159
218,030	Valero Energy Corp.	18,587,057
		110,467,984
	Pharmaceuticals – 5.1%
285,034	Johnson & Johnson	37,117,128
56,842	Merck & Co., Inc.	4,717,318
424,004	Pfizer, Inc. (g)	16,468,315
265,795	Roche Holding AG, ADR	8,917,422
118,438	Teva Pharmaceutical Industries Ltd., ADR (i)	939,213
		68,159,396
	Road & Rail – 0.7%
78,747	Kansas City Southern	9,744,154
	Semiconductors & Semiconductor Equipment – 2.9%
33,553	Broadcom, Inc.	9,730,034
350,090	Intel Corp. (g)	17,697,050
75,500	KLA Corp.	10,292,160
		37,719,244
	Software – 1.3%
304,970	Oracle Corp.	17,169,811
	Specialty Retail – 0.7%
94,710	Lowe’s Cos., Inc.	9,603,594
	Textiles, Apparel & Luxury Goods – 0.7%
90,000	Columbia Sportswear Co.	9,538,200
	Tobacco – 1.9%
178,150	Altria Group, Inc.	8,385,520
204,400	Philip Morris International, Inc.	17,089,884
		25,475,404
Total Common Stock (cost-$890,080,297)		922,049,005

July 31, 2019 | Semi-Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 24.8%
	Auto Components – 0.2%
$3,000	Meritor, Inc., 3.25%, 10/15/37	$3,196,268
	Auto Manufacturers – 0.4%
	Tesla, Inc.,
1,260	1.25%, 3/1/21	1,229,738
3,770	2.375%, 3/15/22	3,835,644
		5,065,382
	Biotechnology – 1.8%
	BioMarin Pharmaceutical, Inc.,
3,850	0.599%, 8/1/24	3,923,662
1,610	1.50%, 10/15/20	1,742,883
3,200	Exact Sciences Corp., 0.375%, 3/15/27	3,956,183
	Illumina, Inc.,
2,250	zero coupon, 8/15/23 (a)(b)	2,434,413
1,680	0.50%, 6/15/21	2,240,171
1,970	Insmed, Inc., 1.75%, 1/15/25	1,794,656
2,665	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	2,291,857
3,975	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23	3,294,966
2,650	Medicines Co., 2.75%, 7/15/23	2,640,249
		24,319,040
	Building Materials – 0.0%
290	Patrick Industries, Inc., 1.00%, 2/1/23	263,204
	Commercial Services – 0.8%
2,960	Chegg, Inc., 0.125%, 3/15/25 (a)(b)	3,299,019
1,860	Euronet Worldwide, Inc., 0.75%, 3/15/49 (a)(b)	2,195,591
3,965	Square, Inc., 0.50%, 5/15/23	5,059,073
		10,553,683
	Computers – 0.9%
3,015	Lumentum Holdings, Inc., 0.25%, 3/15/24	3,625,297
2,195	Nutanix, Inc., zero coupon, 1/15/23	1,986,801
2,750	Pure Storage, Inc., 0.125%, 4/15/23	2,661,612
3,875	Western Digital Corp., 1.50%, 2/1/24 (a)(b)	3,611,481
		11,885,191
	Diversified Financial Services – 0.7%
3,465	Encore Capital Group, Inc., 2.875%, 3/15/21	3,324,199
1,060	LendingTree, Inc., 0.625%, 6/1/22	1,750,987
3,960	PRA Group, Inc., 3.00%, 8/1/20	3,919,758
		8,994,944
	Electric Utilities – 0.2%
2,190	NRG Energy, Inc., 2.75%, 6/1/48	2,317,073
	Electronic Equipment, Instruments & Components – 0.1%
2,195	SunPower Corp., 4.00%, 1/15/23	1,970,123

42 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Electronics – 0.4%
$1,745	Fortive Corp., 0.875%, 2/15/22 (a)(b)	$1,797,432
1,815	OSI Systems, Inc., 1.25%, 9/1/22	2,171,844
1,590	Vishay Intertechnology, Inc., 2.25%, 6/15/25	1,488,505
		5,457,781
	Energy-Alternate Sources – 0.2%
	SunEdison, Inc. (a)(b)(c),
2,915	2.625%, 6/1/23	65,588
3,820	3.375%, 6/1/25	85,950
3,080	Tesla Energy Operations, Inc., 1.625%, 11/1/19	3,031,266
		3,182,804
	Engineering & Construction – 0.6%
2,790	Dycom Industries, Inc., 0.75%, 9/15/21	2,718,147
1,745	KBR, Inc., 2.50%, 11/1/23 (a)(b)	2,117,841
2,570	Tutor Perini Corp., 2.875%, 6/15/21	2,441,779
		7,277,767
	Entertainment – 0.4%
2,425	Live Nation Entertainment, Inc., 2.50%, 3/15/23	3,015,975
1,900	Marriott Vacations Worldwide Corp., 1.50%, 9/15/22	1,890,331
		4,906,306
	Equity Real Estate Investment Trusts (REITs) – 0.6%
3,185	IH Merger Sub LLC, 3.50%, 1/15/22	3,986,872
3,460	Two Harbors Investment Corp., 6.25%, 1/15/22	3,529,093
		7,515,965
	Healthcare-Products – 1.2%
1,755	CONMED Corp., 2.625%, 2/1/24 (a)(b)	2,059,679
2,240	Insulet Corp., 1.375%, 11/15/24	3,256,591
2,835	NuVasive, Inc., 2.25%, 3/15/21	3,416,759
1,880	Repligen Corp., 0.375%, 7/15/24	2,029,978
5,122	Wright Medical Group, Inc., 1.625%, 6/15/23	5,571,762
		16,334,769
	Healthcare-Services – 0.2%
1,565	Teladoc Health, Inc., 1.375%, 5/15/25	2,355,358
	Insurance – 0.2%
1,865	AXA S.A., 7.25%, 5/15/21 (a)(b)	2,014,256
	Internet – 3.4%
1,575	Boingo Wireless, Inc., 1.00%, 10/1/23 (a)(b)	1,355,703
	Booking Holdings, Inc.,
2,370	0.35%, 6/15/20	3,428,542
1,800	0.90%, 9/15/21	2,076,908
640	Etsy, Inc., zero coupon, 3/1/23	1,247,480
	FireEye, Inc.,
1,805	0.875%, 6/1/24	1,779,277
2,150	1.625%, 6/1/35, Ser. B	2,030,190
3,830	IAC Financeco 2, Inc., 0.875%, 6/15/26 (a)(b)	4,026,972

July 31, 2019 | Semi-Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Internet (continued)
$2,620	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	$2,608,710
1,265	MercadoLibre, Inc., 2.00%, 8/15/28 (a)(b)	2,015,416
1,085	Okta, Inc., 0.25%, 2/15/23	2,973,204
4,195	Palo Alto Networks, Inc., 0.75%, 7/1/23 (a)(b)	4,629,077
2,865	Q2 Holdings, Inc., 0.75%, 6/1/26 (a)(b)	3,177,425
	Twitter, Inc.,
2,780	0.25%, 6/15/24	2,963,769
1,865	1.00%, 9/15/21	1,832,982
1,525	Wayfair, Inc., 1.125%, 11/1/24 (a)(b)	2,082,688
1,260	Wix.com Ltd., zero coupon, 7/1/23	1,598,347
1,955	Zendesk, Inc., 0.25%, 3/15/23	2,872,480
2,240	Zillow Group, Inc., 2.00%, 12/1/21	2,623,358
		45,322,528
	Investment Companies – 0.3%
4,155	Prospect Capital Corp., 6.375%, 3/1/25	4,341,975
	Iron/Steel – 0.1%
925	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	1,332,037
	Lodging – 0.3%
2,535	Caesars Entertainment Corp., 5.00%, 10/1/24	4,374,459
	Machinery-Diversified – 0.2%
1,500	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	2,117,643
	Media – 1.4%
	DISH Network Corp.,
2,300	2.375%, 3/15/24	2,053,440
6,545	3.375%, 8/15/26	6,013,795
1,600	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	1,969,717
	Liberty Media Corp.,
2,095	1.00%, 1/30/23	2,532,081
1,775	1.375%, 10/15/23	2,126,812
3,625	2.125%, 3/31/48 (a)(b)	3,724,503
		18,420,348
	Oil, Gas & Consumable Fuels – 0.7%
4,240	Chesapeake Energy Corp., 5.50%, 9/15/26	3,034,901
2,400	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,806,000
600	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	608,633
2,000	Nabors Industries, Inc., 0.75%, 1/15/24	1,413,204
465	Oil States International, Inc., 1.50%, 2/15/23	405,496
1,775	Transocean, Inc., 0.50%, 1/30/23	1,719,902
		8,988,136
	Pharmaceuticals – 1.1%
3,605	DexCom, Inc., 0.75%, 12/1/23 (a)(b)	4,337,265
3,455	Herbalife Nutrition Ltd., 2.625%, 3/15/24	3,294,964
1,700	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	1,914,686

44 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Pharmaceuticals (continued)
$3,250	Jazz Investments I Ltd., 1.875%, 8/15/21	$3,325,334
1,790	Supernus Pharmaceuticals, Inc., 0.625%, 4/1/23	1,759,000
		14,631,249
	Pipelines – 0.4%
7,160	Cheniere Energy, Inc., 4.25%, 3/15/45	5,674,300
	Retail – 0.2%
2,260	RH, zero coupon, 6/15/23	2,212,014
	Semiconductors – 3.0%
1,010	Advanced Micro Devices, Inc., 2.125%, 9/1/26	3,926,958
2,555	Cree, Inc., 0.875%, 9/1/23 (a)(b)	3,153,556
2,025	Inphi Corp., 1.125%, 12/1/20	3,140,428
740	Intel Corp., 3.25%, 8/1/39	1,837,228
9,935	Microchip Technology, Inc., 1.625%, 2/15/27	12,685,008
630	Micron Technology, Inc., 3.125%, 5/1/32, Ser. D	2,844,662
510	Novellus Systems, Inc., 2.625%, 5/15/41	3,285,809
1,715	NXP Semiconductors NV, 1.00%, 12/1/19	1,834,123
2,910	ON Semiconductor Corp., 1.625%, 10/15/23	3,700,945
2,785	Synaptics, Inc., 0.50%, 6/15/22	2,527,614
1,605	Veeco Instruments, Inc., 2.70%, 1/15/23	1,434,308
		40,370,639
	Software – 3.9%
3,770	Akamai Technologies, Inc., 0.125%, 5/1/25	4,257,106
2,730	Atlassian, Inc., 0.625%, 5/1/23	4,927,126
1,465	Avaya Holdings Corp., 2.25%, 6/15/23	1,286,897
3,800	Coupa Software, Inc., 0.125%, 6/15/25 (a)(b)	4,274,419
2,700	DocuSign, Inc., 0.50%, 9/15/23 (a)(b)	2,858,314
1,660	Envestnet, Inc., 1.75%, 6/1/23	2,039,369
	Evolent Health, Inc.,
2,220	1.50%, 10/15/25 (a)(b)	1,417,020
1,945	2.00%, 12/1/21	1,701,418
950	Five9, Inc., 0.125%, 5/1/23	1,296,610
1,940	LivePerson, Inc., 0.75%, 3/1/24 (a)(b)	2,177,785
650	MongoDB, Inc., 0.75%, 6/15/24	1,412,174
1,650	New Relic, Inc., 0.50%, 5/1/23	1,820,503
1,950	Nuance Communications, Inc., 1.25%, 4/1/25	1,962,846
1,955	Pluralsight, Inc., 0.375%, 3/1/24 (a)(b)	2,129,937
2,720	ServiceNow, Inc., zero coupon, 6/1/22	5,668,129
	Splunk, Inc. (a)(b),
1,720	0.50%, 9/15/23	1,962,939
2,445	1.125%, 9/15/25	2,835,691
1,565	Twilio, Inc., 0.25%, 6/1/23	3,200,709
3,365	Workday, Inc., 0.25%, 10/1/22	4,938,276
		52,167,268

July 31, 2019 | Semi-Annual Report 45

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Principal Amount (000s)		Value
	Telecommunications – 0.6%
$1,455	GDS Holdings Ltd., 2.00%, 6/1/25	$1,533,627
3,385	Viavi Solutions, Inc., 1.00%, 3/1/24	4,250,529
1,975	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(b)	2,106,812
		7,890,968
	Transportation – 0.3%
2,420	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	2,415,295
2,065	Greenbrier Cos., Inc., 2.875%, 2/1/24	1,967,222
		4,382,517
Total Convertible Bonds & Notes (cost-$316,998,679)		329,835,995

Shares
Convertible Preferred Stock – 4.6%
	Banks – 1.4%
5,805	Bank of America Corp., 7.25%, Ser. L (e)	8,228,239
7,505	Wells Fargo & Co., 7.50%, Ser. L (e)	10,436,153
		18,664,392
	Chemicals – 0.2%
55,950	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	3,008,432
	Diversified Financial Services – 0.2%
63,045	AMG Capital Trust II, 5.15%, 10/15/37	3,019,128
	Electric Utilities – 0.7%
75,035	CenterPoint Energy, Inc., 7.00%, 9/1/21, Ser. B	3,835,039
32,390	NextEra Energy, Inc., 6.123%, 9/1/19	2,140,007
25,295	Sempra Energy, 6.00%, 1/15/21, Ser. A	2,811,792
		8,786,838
	Electronics – 0.2%
2,540	Fortive Corp., 5.00%, 7/1/21, Ser. A	2,482,687
	Equity Real Estate Investment Trusts (REITs) – 0.3%
3,180	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	3,833,331
	Hand/Machine Tools – 0.3%
37,185	Stanley Black & Decker, Inc., 5.375%, 5/15/20	3,790,267
	Healthcare-Products – 1.2%
64,620	Avantor, Inc., 6.25%, 5/15/22, Ser. A	3,959,914
98,555	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	6,081,336
5,070	Danaher Corp., 4.75%, 4/15/22, Ser. A	5,753,943
		15,795,193
	Insurance – 0.1%
15,750	Assurant, Inc., 6.50%, 3/15/21, Ser. D	1,839,915

46 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 0.0%
45,100	ATP Oil & Gas Corp., 8.00% (a)(b)(d)(e)(f)(h) (cost-$4,510,000; purchased 9/23/09)	$4
15,975	Nabors Industries Ltd., 6.00%, 5/1/21	368,863
213,230	Sanchez Energy Corp., 6.50%, Ser. B (e)	127,938
		496,805
Total Convertible Preferred Stock (cost-$68,861,480)		61,716,988

Principal Amount (000s)
Corporate Bonds & Notes – 0.0%
	Oil, Gas & Consumable Fuels – 0.0%
$4,647	Cobalt International Energy, Inc., 7.75%, 12/1/23 (c) (cost-$2,077,040)	325,290
Repurchase Agreements – 1.4%
18,023	State Street Bank and Trust Co., dated 7/31/19, 0.50%, due 8/1/19, proceeds $18,023,250; collateralized by U.S. Treasury Notes, 1.375% – 2.125%, due 5/31/21, valued at $18,391,369 including accrued interest (cost-$18,023,000)	18,023,000
Total Investments, before options written (cost-$1,296,040,496) – 100.3%		1,331,950,278
Total Options Written – (0.1)% (premiums received-$1,490,852) (i)(j)(k)		(1,850,622)
Total Investments, net of options written (cost-$1,294,549,644) – 100.2%		1,330,099,656
Other liabilities in excess of other assets – (0.2)%		(2,921,559)
Net Assets – 100.0%		$1,327,178,097

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $74,642,846, representing 5.6% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $74,642,846, representing 5.6% of net assets.

(c)          In default.

(d)         Fair-Valued–Security with a value of $4, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)         Restricted. The cost of such security is $4,510,000. The value is $4, representing less than 0.05% of net assets.

(i)             Non-income producing.

(j)            Exchange traded-Chicago Board Options Exchange.

July 31, 2019 | Semi-Annual Report 47

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

(k)         Exchange traded option contracts outstanding at July 31, 2019:

Options written contracts outstanding at July 31, 2019:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Allstate Corp.	110.00 USD	8/16/19	(723)	$(72,300)	$(33,258)	$(36,149)	$2,891
Altria Group, Inc.	51.50 USD	8/23/19	(713)	(71,300)	(4,634)	(49,196)	44,562
AT&T, Inc.	35.00 USD	8/16/19	(2,185)	(218,500)	(27,313)	(67,734)	40,421
Celanese Corp.	110.00 USD	8/16/19	(356)	(35,600)	(122,820)	(54,467)	(68,353)
Chevron Corp.	131.00 USD	8/23/19	(530)	(53,000)	(7,155)	(24,379)	17,224
Cisco Systems, Inc.	60.00 USD	8/23/19	(1,285)	(128,500)	(26,342)	(64,249)	37,907
CityGroup, Inc.	75.50 USD	8/23/19	(1,069)	(106,900)	(14,431)	(56,656)	42,225
Comerica, Inc.	75.00 USD	9/20/19	(512)	(51,200)	(84,992)	(45,004)	(39,988)
ConocoPhillips	64.00 USD	8/23/19	(626)	(62,600)	(8,764)	(39,437)	30,673
DOW, Inc.	51.50 USD	8/23/19	(619)	(61,900)	(15,475)	(51,995)	36,520
Eaton Corp. PLC	86.00 USD	8/23/19	(900)	(90,000)	(15,750)	(48,599)	32,849
General Motors Co.	42.50 USD	8/16/19	(873)	(87,300)	(30,119)	(41,030)	10,911
Humana, Inc.	275.00 USD	8/9/19	(84)	(8,400)	(195,300)	(34,271)	(161,029)
Intel Corp.	50.00 USD	8/9/19	(1,100)	(110,000)	(113,850)	(80,298)	(33,552)
JPMorgan Chase & Co.	120.00 USD	8/16/19	(1,000)	(100,000)	(26,000)	(33,999)	7,999
Kansas City Southern	130.00 USD	8/16/19	(606)	(60,600)	(16,665)	(55,448)	38,783
KLA Corp.	125.00 USD	8/16/19	(302)	(30,200)	(368,440)	(57,293)	(311,147)
Lockheed Martin Corp.	387.50 USD	8/23/19	(217)	(21,700)	(5,425)	(50,560)	45,135
Lowe’s Cos., Inc.	109.00 USD	8/23/19	(379)	(37,900)	(33,731)	(38,657)	4,926
Medtronic PLC	103.00 USD	8/23/19	(756)	(75,600)	(141,372)	(51,407)	(89,965)
MetLife, Inc.	53.50 USD	8/23/19	(1,515)	(151,500)	(7,575)	(41,056)	33,481
Mondelez International, Inc.	58.00 USD	8/2/19	(946)	(94,600)	(1,419)	(41,623)	40,204
Morgan Stanley	46.00 USD	8/2/19	(1,576)	(157,600)	(4,728)	(37,823)	33,095
Philip Morris International, Inc.	85.00 USD	8/23/19	(818)	(81,800)	(95,297)	(62,985)	(32,312)
Quest Diagnostics, Inc.	105.00 USD	9/20/19	(373)	(37,300)	(65,275)	(36,553)	(28,722)
Target Corp.	93.50 USD	8/23/19	(871)	(87,100)	(58,793)	(108,873)	50,080
U.S. Bancorp	56.00 USD	8/23/19	(1,412)	(141,200)	(246,394)	(31,208)	(215,186)
United Technologies Corp.	138.00 USD	8/23/19	(580)	(58,000)	(42,920)	(52,779)	9,859
Valero Energy Corp.	87.50 USD	8/9/19	(872)	(87,200)	(29,648)	(50,575)	20,927
Verizon Communications, Inc.	60.00 USD	8/16/19	(1,225)	(122,500)	(6,737)	(46,549)	39,812
Total options written contracts					$(1,850,622)	$(1,490,852)	$(359,770)

48 Semi-Annual Report | July 31, 2019

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

(l)             Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

Dividend, Interest & Premium Strategy:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/19
Investments in Securities – Assets
Common Stock	$922,049,005	$–	$–	$922,049,005
Convertible Bonds & Notes	–	329,835,995	–	329,835,995
Convertible Preferred Stock:
Diversified Financial Services	–	3,019,128	–	3,019,128
Electronics	–	2,482,687	–	2,482,687
Equity Real Estate Investment Trusts (REITs)	–	3,833,331	–	3,833,331
Hand/Machine Tools	–	3,790,267	–	3,790,267
Healthcare-Products	9,713,857	6,081,336	–	15,795,193
Oil, Gas & Consumable Fuels	368,863	127,938	4	496,805
All Other	32,299,577	–	–	32,299,577
Corporate Bonds & Notes	–	325,290	–	325,290
Repurchase Agreements	–	18,023,000	–	18,023,000
	964,431,302	367,518,972	4	1,331,950,278
Investments in Securities – Liabilities
Options Written:
Market Price	(1,850,622)	–	–	(1,850,622)
Totals	$962,580,680	$367,518,972	$4	$1,330,099,656

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2019, was as follows:

	Beginning Balance 1/31/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 7/31/19
Investments in Securities – Assets
Convertible Preferred Stock:
Oil, Gas & Consumable Fuels	$4	–	–	–	–	–	–	$–	$4
Corporate Bonds & Notes:
Oil, Gas & Consumable Fuels	325,290	–	–	–	–	–	–	(325,290)	–
Totals	$325,294	–	–	–	–	–	–	$(325,290)	$4

*                  Transferred out of Level 3 and into Level 2 because an evaluated mean price was available at July 31, 2019.

July 31, 2019 | Semi-Annual Report 49

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited) (continued)

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

There was no change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2019.

(m)     The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2019:

Location	Market Price
Liability derivatives:
Options written, at value	$(1,850,622)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2019:

Location	Market Price
Net realized loss on:
Options written	$(5,873,664)
Net change in unrealized appreciation/depreciation of:
Options written	$(305,588)

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended July 31, 2019 was 24,005 call options written contracts.

Glossary:

ADR  -  American Depositary Receipt

REIT  -  Real Estate Investment Trust

50 Semi-Annual Report | July 31, 2019 | See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$362,622,198, $674,070,375 and $1,296,040,496, respectively)	$352,194,620	$657,402,665	$1,331,950,278
Cash	–	–	9,448
Receivable for investments sold	4,649,433	3,937,530	17,448,019
Interest and dividends receivable	1,805,215	1,237,989	2,825,995
Investments in Affiliated Funds-Trustees Deferred Compensation Plan (see Note 4)	39,157	97,834	215,337
Prepaid expenses and other assets	21,900	32,234	76,910
Total Assets	358,710,325	662,708,252	1,352,525,987

Liabilities:
Loan payable (See Note 7 and Note 8)	75,000,000	–	–
Payable for investments purchased	4,508,423	2,371,319	22,047,258
Dividends payable to common shareholders	1,724,997	–	–
Loan interest payable	900,740	–	–
Investment management fees payable	298,706	563,272	1,017,989
Payable to custodian for cash overdraft	235,324	1,639	–
Interest payable on dividends to mandatory redeemable preferred shareholders	92,496	–	–
Trustees Deferred Compensation Plan payable (see Note 4)	39,157	97,834	215,337
Call options written, at value (premiums received-$65,336, $346,374 and $1,490,852, respectively)	33,575	183,800	1,850,622
Accrued expenses	142,473	122,882	216,684
Mandatory redeemable preferred shares (see Note 7)	30,000,000	–	–
Total Liabilities	112,975,891	3,340,746	25,347,890
Net Assets Applicable to Common Shareholders	$245,734,434	$659,367,506	$1,327,178,097

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$103	$277	$948
Paid-in-capital in excess of par	251,745,925	671,079,307	1,309,832,336
Total distributable earnings (loss)	(6,011,594)	(11,712,078)	17,344,813
Net Assets Applicable to Common Shareholders	$245,734,434	$659,367,506	$1,327,178,097
Common Shares Issued and Outstanding	10,329,326	27,708,965	94,801,581
Net Asset Value Per Common Share	$23.79	$23.80	$14.00

See accompanying Notes to Financial Statements | July 31, 2019 | Semi-Annual Report 51

Statements of Operations

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Six Months ended July 31, 2019 (unaudited)

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$3,288,787	$1,732,333	$2,947,773
Dividends (net of foreign withholding taxes of $0, $0 and $353,048, respectively)	1,436,326	4,371,655	15,654,226
Total Investment Income	4,725,113	6,103,988	18,601,999

Expenses:
Investment management	1,696,608	3,206,321	5,871,405
Loan Interest	1,443,004	–	–
Interest on dividends to mandatory redeemable preferred shareholders	643,886	–	–
Custodian and accounting agent	45,274	56,636	93,021
Audit and tax services	44,106	41,807	50,224
Shareholder communications	27,367	41,325	76,624
Legal	25,029	20,304	31,404
Transfer agent	15,470	12,416	12,417
Trustees	7,507	21,438	44,026
Insurance	5,484	10,549	19,106
New York Stock Exchange listing	2,642	3,001	10,268
Miscellaneous	12,838	2,608	7,289
Total Expenses	3,969,215	3,416,405	6,215,784

Net Investment Income	755,898	2,687,583	12,386,215

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,534,248	16,277,916	31,276,742
Call options written	(4,855)	(158,449)	(5,873,664)
Foreign currency transactions	–	–	(528)
Payments from Affiliates (See Note 10)	178	1,434	–
Net change in unrealized appreciation/depreciation of: Investments	12,013,817	37,127,912	50,643,893
Call options written	35,793	175,326	(305,588)
Net realized and change in unrealized gain	27,579,181	53,424,139	75,740,855

Net Increase in Net Assets Resulting from Investment Operations	$28,335,079	$56,111,722	$88,127,070

52 Semi-Annual Report | July 31, 2019 | See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Diversified Income & Convertible Fund

	Six Months ended July 31, 2019 (unaudited)	Year ended January 31, 2019
Investment Operations:
Net investment income	$755,898	$1,686,486
Net realized gain	15,529,571	14,167,238
Net change in unrealized appreciation/depreciation	12,049,610	(14,148,903)
Net increase in net assets resulting from investment operations	28,335,079	1,704,821

Distributions to Common Shareholders:
Total distributions paid	(10,340,031)	(20,618,674)

Common Share Transactions:
Reinvestment of dividends and distributions	419,326	851,890
Total increase (decrease) in net assets	18,414,374	(18,061,963)

Net Assets:
Beginning of period	227,320,060	245,382,023
End of period	$245,734,434	$227,320,060

Shares Activity:
Shares outstanding, beginning of period	10,311,385	10,274,970
Shares reinvested	17,941	36,415
Shares outstanding, end of period	10,329,326	10,311,385

–  May reflect actual amounts rounding to less than $1.

See accompanying Notes to Financial Statements | July 31, 2019 | Semi-Annual Report 53

Statements of Changes in Net Assets

AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Equity & Convertible Income:

	Six Months ended July 31, 2019 (unaudited)	Year ended January 31, 2019
Investment Operations:
Net investment income	$2,687,583	$5,359,270
Net realized gain	16,120,901	50,258,560
Net change in unrealized appreciation/depreciation	37,303,238	(68,427,079)
Net increase (decrease) in net assets resulting from investment operations	56,111,722	(12,809,249)

Distributions to Shareholders:
Total distributions paid	(21,058,813)	(42,117,627)
Total increase (decrease) in net assets	35,052,909	(54,926,876)

Net Assets:
Beginning of period	624,314,597	679,241,473
End of period	$659,367,506	$624,314,597

Dividend, Interest & Premium Strategy:

	Six Months ended July 31, 2019 (unaudited)	Year ended January 31, 2019
Investment Operations:
Net investment income	$12,386,215	$25,393,187
Net realized gain	25,402,550	55,208,889
Net change in unrealized appreciation/depreciation	50,338,305	(166,154,293)
Net increase (decrease) in net assets resulting from investment operations	88,127,070	(85,552,217)

Distributions to Shareholders from:
Return of capital	–	(17,583,924)
Total distributions paid	(42,660,711)	(67,737,499)
Total distributions to shareholders	(42,660,711)	(85,321,423)
Total increase (decrease) in net assets	45,466,359	(170,873,640)

Net Assets:
Beginning of period	1,281,711,738	1,452,585,378
End of period	$1,327,178,097	$1,281,711,738

–  May reflect actual amounts rounding to less than $1.

54 Semi-Annual Report | July 31, 2019 | See accompanying Notes to Financial Statements

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Six Months ended July 31, 2019 (unaudited)

Increase (Decrease) in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$28,335,079

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(215,818,167)
Proceeds from sales of long-term investments	227,144,584
Purchases of short-term portfolio investments, net	(5,237,645)
Net change in unrealized appreciation/depreciation	(12,049,610)
Net amortization/accretion on investments	12,306
Net realized gain	(15,529,393)
Increase in payable for investments purchased	931,239
Proceeds from sale of written options	429,825
Payments to cover written options	(428,330)
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(1,776)
Increase in Trustees Compensation Plan payable	1,776
Increase in receivable for investments sold	(246,466)
Decrease in interest and dividends receivable	114,576
Increase in prepaid expenses	(4,963)
Increase in investment management fees payable	33,816
Decrease in accrued expenses and other liabilities	(163,977)
Increase in loan interest payable	92,525
Net cash provided by operating activities	7,615,399

Cash Flows used for Financing Activities:
Increase in payable to custodian for cash overdraft	235,324
Cash dividends paid	(9,924,823)
Net cash used for financing activities	(9,689,499)
Net decrease in cash	(2,074,100)

Cash:
Beginning of period	2,074,100
End of period	$–

Noncash Investing and Financing Activities:
Noncash investing transactions – Conversions of convertible preferred stock	$138,960
Cash Paid for Interest	$1,350,479
Cash Paid for Interest on Dividends to Mandatory Redeemable Preferred Shares	$651,000

* A Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

See accompanying Notes to Financial Statements | July 31, 2019 | Semi-Annual Report 55

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a common share outstanding throughout each period^:

	Six Months ended July 31, 2019		Year ended January 31,						For the period May 27, 2015* through
	(unaudited)		2019		2018		2017		January 31, 2016
Net asset value, beginning of period	$22.05		$23.88		$21.59		$18.91		$23.88
Investment Operations: Net investment income (1)	0.07		0.16		0.29		0.39		0.18
Net realized and change in unrealized gain (loss)	2.67		0.01		4.00		4.21		(4.09)
Total from investment operations	2.74		0.17		4.29		4.60		(3.91)
Dividends and Distributions to Common Shareholders from: Net investment income	(0.58)		(0.95)		(0.44)		(0.51)		(0.62)
Net realized gains	(0.42)		(1.05)		(1.56)		(1.49)		(0.55)
Total dividends and distributions to common shareholders	(1.00)		(2.00)		(2.00)		(2.00)		(1.17)
Common Share Transactions: Offering costs charged to paid-in-capital in excess of par	–		–		–		–		(0.05)
Accretion to net asset value resulting from share repurchases	–		–		–		0.08		0.16
Net asset value, end of period	$23.79	(2)	$22.05		$23.88		$21.59		$18.91
Market price, end of period	$23.47		$21.29		$22.40		$19.49		$16.40
Total Investment Return (3)	15.15%		3.89%		26.13%		32.56%		(30.12)%
RATIOS/SUPPLEMENTAL DATA: Net assets, end of period (000s)	$245,734		$227,320		$245,382		$221,849		$201,644
Ratio of expenses to average net assets, including interest expense (5)(6)	3.38	%(4)	3.40	%(7)	3.36	%(7)	3.48	%(7)	3.26	%(4)
Ratio of expenses to average net assets, excluding interest expense (5)(6)	2.15	%(4)	2.20	%(7)	2.26	%(7)	2.34	%(7)	2.56	%(4)
Ratio of net investment income to average net assets (6)	0.64	%(4)	0.72	%(7)	1.30	%(7)	1.90	%(7)	1.24	%(4)
Mandatory redeemable preferred shares asset coverage per share	$229		$214		$229		$209		$193
Portfolio turnover rate	65%		105%		154%		196%		149%

^	A “–” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(1)	Calculated on average common shares outstanding during the period.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(4)	Annualized.
(5)	Interest expense relates to participation in Senior Secured Notes and Margin Loan Financing (See Note 7 and Note 8).
(6)	Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.
(7)	Inclusive of excise tax expense of 0.06%, 0.07% and 0.01% for the years ended January 31, 2019, January 31, 2018 and January 31, 2017, respectively.

56 Semi-Annual Report | July 31, 2019 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each period^:

	Six Months ended July 31, 2019		Year ended January 31,
	(unaudited)		2019		2018	2017	2016		2015
Net asset value, beginning of period	$22.53		$24.51		$21.54	$19.90	$22.13		$21.79
Investment Operations:
Net investment income (1)	0.10		0.19		0.40	0.41	0.47		0.53
Net realized and change in unrealized gain (loss)	1.93		(0.65)		4.09	2.75	(1.18)		1.13
Total from investment operations	2.03		(0.46)		4.49	3.16	(0.71)		1.66
Dividends and Distributions to Shareholders from:
Net investment income	–		(0.93)		(0.43)	(0.54)	(0.41)		(0.63)
Net realized gains	(0.76)		(0.59)		(1.09)	(0.98)	(1.11)		(0.69)
Total dividends and distributions to shareholders	(0.76)		(1.52)		(1.52)	(1.52)	(1.52)		(1.32)
Net asset value, end of period	$23.80	(2)	$22.53		$24.51	$21.54	$19.90		$22.13	(2)
Market price, end of period	$22.26		$20.52		$22.08	$19.03	$16.97		$20.01
Total Investment Return (3)	12.35%		(0.25)%		24.96%	21.69%	(8.01)%		14.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$659,368		$624,315		$679,241	$596,911	$551,378		$613,133
Ratio of expenses to average net assets	1.07	%(4)	1.13	%(5)	1.07%	1.08%	1.10	%(5)	1.13	%(5)
Ratio of net investment income to average net assets	0.84	%(4)	0.83	%(5)	1.80%	1.94%	2.15	%(5)	2.34	%(5)
Portfolio turnover rate	22%		81%		99%	90%	110%		63%

^	A “–” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average shares outstanding during the period.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(4)	Annualized.
(5)	Inclusive of excise tax expense of 0.07%, 0.02% and 0.05% for the years ended January 31, 2019, January 31, 2016 and January 31, 2015, respectively.

See accompanying Notes to Financial Statements | July 31, 2019 | Semi-Annual Report 57

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each period^:

	Six Months ended, July 31, 2019		Year ended January 31,
	(unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.52		$15.32	$14.72	$13.59	$16.95	$18.19
Investment Operations:
Net investment income (1)	0.13		0.27	0.30	0.35	0.38	0.41
Net realized and change in unrealized gain (loss)	0.80		(1.17)	1.43	1.98	(2.09)	0.15
Total from investment operations	0.93		(0.90)	1.73	2.33	(1.71)	0.56
Dividends and Distributions to Shareholders from:
Net investment income	(0.45)		(0.71)	(0.30)	(0.37)	(0.39)	(0.65)
Return of capital	–		(0.19)	(0.83)	(0.83)	(1.26)	(1.15)
Total dividends and distributions to shareholders	(0.45)		(0.90)	(1.13)	(1.20)	(1.65)	(1.80)
Net asset value, end of period	$14.00		$13.52	$15.32	$14.72	$13.59	$16.95 (2)
Market price, end of period	$12.54		$11.90	$13.52	$13.03	$11.50	$15.88
Total Investment Return (3)	9.29%		(5.42)%	12.92%	24.60%	(18.68)%	(1.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,327,178		$1,281,712	$1,452,585	$1,395,116	$1,288,319	$1,606,718
Ratio of expenses to average net assets	0.95	%(4)	0.95%	0.97%	1.01%	0.97%	0.96%
Ratio of net investment income to average net assets	1.90	%(4)	1.87%	2.03%	2.42%	2.41%	2.20%
Portfolio turnover rate	37%		50%	85%	39%	54%	47%

^	A “–” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average shares outstanding during the period.
(2)	Payment from Affiliates increased the net asset value by $0.02.
(3)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(4)	Annualized.

58 Semi-Annual Report | July 31, 2019 | See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each, a “Fund” and, together, the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager. The Investment Manager is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund employs a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund in an

July 31, 2019 | Semi-Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

1. Organization and Significant Accounting Policies (continued)

attempt to generate gains from option premiums.

Dividend, Interest & Premium Strategy can invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”), including, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Funds’ organizational documents provide that its officers (“Officers”) and the Board of Trustees of each Fund (together, the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of its principal service contracts and in the normal course of its business, the Funds enter into contracts that provide indemnification to other parties for certain types of losses or liabilities. The Funds’ maximum exposure under these arrangements is unknown as this could involve future claims against the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment

60 Semi-Annual Report | July 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected, or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine its NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

■  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

■  Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended July 31, 2019 were intended to

July 31, 2019 | Semi-Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

1. Organization and Significant Accounting Policies (continued)

maximize the use of observable inputs and to minimize the use of unobservable inputs. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services based on various inputs and

62 Semi-Annual Report | July 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

1. Organization and Significant Accounting Policies (continued)

techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except

July 31, 2019 | Semi-Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

1. Organization and Significant Accounting Policies (continued)

for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Equity & Convertible Income and Dividend, Interest & Premium Strategy declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax”

64 Semi-Annual Report | July 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

1. Organization and Significant Accounting Policies (continued)

differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

The Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(h) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may

July 31, 2019 | Semi-Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

1. Organization and Significant Accounting Policies (continued)

increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(i) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Equity & Convertible Income and Dividend, Interest & Premium Strategy do not require a Statement of Cash Flows.

(j) Loan Interest Expense

Loan interest expense relates to the Diversified Income & Convertible’s participation in debt financing transactions (See Note 7 and Note 8). Interest expense is recorded as it is incurred.

(k) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for the initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for

66 Semi-Annual Report | July 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

1. Organization and Significant Accounting Policies (continued)

the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of July 31, 2019, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(l) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

July 31, 2019 | Semi-Annual Report 67

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

2. Principal Risks (continued)

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 7

68 Semi-Annual Report | July 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

2. Principal Risks (continued)

and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will liquidate in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflects derivatives at fair value and recognizes changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability

July 31, 2019 | Semi-Annual Report 69

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

3. Financial Derivative Instruments (continued)

that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager & Deferred Compensation

Investment Manager. Each Fund has an Investment Management Agreement (for the purpose of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Equity &

70 Semi-Annual Report | July 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

4. Investment Manager & Deferred Compensation (continued)

Convertible Income and Dividend, Interest & Premium Strategy define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds and Allianz Funds Multi-Strategy Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

5. Investments in Securities

For the six months ended July 31, 2019, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Diversified Income & Convertible	$215,147,487	$227,144,584
Equity & Convertible Income	138,448,640	151,360,886
Dividend, Interest & Premium Strategy	473,240,694	518,213,177

6. Income Tax Information

At July 31, 2019, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis (1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Income & Convertible	$363,554,083	$18,795,078	$30,188,116	$(11,393,038)
Equity & Convertible Income	673,733,336	53,264,406	69,778,877	(16,514,471)
Dividend, Interest & Premium Strategy	1,295,671,871	112,013,269	77,585,484	34,427,785

(1)         Differences between book and tax cost basis are primarily attributable to wash sale loss deferrals and differing treatment of bond premium amortization.

July 31, 2019 | Semi-Annual Report 71

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

7. Long-Term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. Fitch Ratings (“Fitch”) assigned a rating of “AA” to the MRPS and “AAA” to the Notes. The Long-Term Financing Arrangements refinanced a portion of the Diversified Income & Convertible’s short-term borrowings under the Margin Loan Financing described in Note 8. For a portion of its borrowings, Diversified Income & Convertible continues to maintain short-term borrowings under the Margin Loan Financing described in Note 8 at variable interest rates.

Mandatory Redeemable Preferred Shares

At July 31, 2019, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at July 31, 2019:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a “default” interest rate of 5.00% whenever a past due amount is outstanding with respect to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible’s Statement of Assets & Liabilities as interest payable on dividends to mandatory redeemable preferred shareholders. For the six months ended July 31, 2019, Diversified Income & Convertible paid $651,000 in interest on dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, the Fund is subject to periodic asset coverage testing, including a monthly 225%

72 Semi-Annual Report | July 31, 2019

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

7. Long-Term Financing Arrangements (continued)

asset coverage test and a weekly asset coverage test that is tied to rating agency criteria, in each case subject to various terms and conditions. If the Fund’s asset coverage is insufficient under either of these tests, it may be required to redeem some or all of the MRPS. No such mandatory redemption had been triggered as of the end of the most recent fiscal period.

Senior Secured Notes

At July 31, 2019, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than “A-” from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $976,904 is included in the Diversified Income & Convertible’s Statement of Operations.

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at July 31, 2019:

Maturity Date	Interest Rate	Notional/Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as a weekly asset coverage test that is tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. As of the end of the most recent fiscal period, no such breach had occurred. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

July 31, 2019 | Semi-Annual Report 73

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2019 (unaudited)

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90%. At July 31, 2019, the Fund had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rate charged at July 31, 2019, was 3.166%. During the period ended July 31, 2019, the weighted average daily balance outstanding was $25,000,000 at the weighted average interest rate of 3.414%. With respect to the margin loan financing, loan interest expense of $466,100 is included in the Diversified Income & Convertible’s Statement of Operations. The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Fund’s Schedule of Investments.

9. Payments from Affiliates

During the period ended July 31, 2019, AllianzGI U.S. reimbursed Diversified Income & Convertible and Equity & Convertible Income $178 and $1,434, respectively, for realized losses resulting from trading errors.

10. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2019, a monthly distribution of $0.167 per share was declared to Diversified

Income & Convertible common shareholders, payable September 3, 2019 to common shareholders of record on August 12, 2019.

On September 3, 2019, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable October 1, 2019 to common shareholders of record on September 13, 2019.

On September 6, 2019, the following quarterly distributions were declared to shareholders, payable September 27, 2019 to shareholders of record on September 16, 2019:

Equity & Convertible Income	$0.380 per share
Dividend, Interest & Premium Strategy	$0.225 per share

There were no other subsequent events identified that require recognition or disclosure.

74 Semi-Annual Report | July 31, 2019

Annual Shareholder Meeting Results (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Funds held their annual meeting of shareholders on July 11, 2019. Shareholders voted as indicated below:

Diversified Income & Convertible:

	Affirmative	Withheld Authority
Election of Hans W. Kertess	10,532,507	232,839

Election of William B. Ogden, IV	10,505,465	259,881

Election of Davey S. Scoon	10,550,486	214,860

Election of Sarah E. Cogan	10,572,172	193,176

Election of Thomas J. Fuccillo†	10,573,515	191,832

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. F. Ford Drummond, James A. Jacobson, Bradford K. Gallagher, Erick R. Holt†, James S. MacLeod and Alan Rappaport continued to serve as Trustees of the Fund.

†                 Interested Trustee

Equity & Convertible Income:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis	24,390,624	1,729,649

Election of Bradford K. Gallagher	24,385,359	1,734,913

Election of Erick R. Holt†	24,934,192	1,186,080

Election of Sarah E. Cogan	24,973,372	1,146,899

Election of Thomas J. Fuccillo†	24,943,707	1,176,567

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Davey S. Scoon, F. Ford Drummond, Hans W. Kertess, James A. Jacobson, James S. MacLeod, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†                 Interested Trustee

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis	75,974,662	12,770,088

Election of Bradford K. Gallagher	75,890,303	12,854,445

Election of James A. Jacobson	75,830,215	12,914,533

Election of Erick R. Holt†	85,920,912	2,823,836

Election of Sarah E. Cogan	86,105,480	2,639,268

Election of Thomas J. Fuccillo†	85,967,272	2,777,462

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Davey S. Scoon, F. Ford Drummond, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†                 Interested Trustee

July 31, 2019 | Semi-Annual Report 75

Proxy Voting Policies & Procedures (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

76 Semi-Annual Report | July 31, 2019

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of AllianzGI Diversified Income & Convertible Fund (“ACV”), AllianzGI Equity & Convertible Income Fund (“NIE”), or AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”)(each a “Fund” and together, the “Funds”) (the “Independent Trustees”), voting separately, annually approve the continuation of each Fund’s Investment Management Agreement (the “Agreements” and, with respect to each Fund, the “Agreement”) with Allianz Global Investors U.S. LLC (the “Investment Manager”). Throughout the process, the Independent Trustees received separate legal advice from independent legal counsel that is experienced in Investment Company Act of 1940 matters and that is independent of the Investment Manager (“Independent Counsel”), and with whom they met separately from the Investment Manager during the contract review meetings.

The Trustees met in person on June 19, 2019 for the specific purpose of considering whether to approve the continuation of the Agreements for an additional year. The Contracts Committee of the Board of Trustees, which is comprised of all of the Independent Trustees, held a conference call on June 5, 2019 and met in-person on June 19, 2019 (the “contract review meetings”) with Independent Counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

At their meeting held on June 19, 2019, the Board and the Independent Trustees unanimously approved the continuation of each Agreement for an additional one-year period from July 1, 2019 through June 30, 2020. The material factors and conclusions that formed the basis of this approval for each Fund are discussed below.

In connection with their deliberations regarding the approval of each Agreement, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by the Investment Manager under the Agreements.

In evaluating the Agreement with respect to each Fund, the Trustees reviewed extensive materials provided by the Investment Manager in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior

July 31, 2019 | Semi-Annual Report 77

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

representatives of the Investment Manager regarding its personnel, operations, and financial condition as they relate to the Funds. The Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common share market price and distribution yield, use of leverage (if applicable), information regarding share price premiums and/or discounts, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund’s strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by the Investment Manager and its affiliates. To assist with their review, the Board reviewed fact cards for each Fund including, among other information, performance based on net asset value and market value (both absolute and comparisons between the Funds and their Broadridge Performance Universe (as defined below)), investment objective, total net assets, outstanding leverage (as applicable), share price premium and/or discount information, annual fund operating expenses, portfolio managers, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and trends in the Investment Manager’s profitability from its advisory relationship with each Fund. They also considered summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance (including in relation to risk) and fees/expenses versus peer group medians. The Board also considered the risk profiles of the Funds.

The Trustees’ conclusions as to the approval of each Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Performance Information

With respect to investment performance, the Trustees considered information regarding each Fund’s short-, intermediate-, and long-term performance based on net asset value and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the

78 Semi-Annual Report | July 31, 2019

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

fees or expenses of investing, and compared to the performance of the Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Funds regarding the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Broadridge (the “Broadridge Performance Universe”). The Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers, related share price premium and/or discount information, and each Fund’s relative distribution yield as of March 31, 2019.

For Funds that underperformed, the Board considered the magnitude of that underperformance relative to the Broadridge Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed). In the case of those Funds that the Trustees identified as having underperformed their benchmark indices and/or Broadridge Performance Universes to an extent, or over a period of time, that the Trustees felt warranted additional inquiry, the Trustees discussed with the Investment Manager each such Fund’s performance, potential reasons for the underperformance, and, if necessary, steps that the Investment Manager had taken, or intended to take, to improve performance. The Trustees also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal and had the opportunity to discuss the Funds’ performance, distribution levels, and use of leverage with the portfolio managers. The Trustees considered the Investment Manager’s responsiveness with respect to the Funds that experienced lagging performance. The Trustees noted that performance, especially short-term performance is only one of the factors that they deem relevant to their consideration of each Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Fund’s underperformance.

Nature, Extent, and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by the Investment Manager for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers. They also considered information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. The Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Investment

July 31, 2019 | Semi-Annual Report 79

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Manager, as well as the Investment Manager’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Manager and its affiliates, as applicable, responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage, as applicable; the ability of the Investment Manager to attract and retain capable personnel; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager. In addition, the Board noted that the Investment Manager actively monitors any discount from net asset value per share at which each Fund’s common stock trades and evaluates potential ways to reduce the discount and potential impacts on the discount, including the level of distributions that a Fund pays.

In addition, the Trustees noted the extensive range of services that the Investment Manager provides to the Funds beyond the investment management services. In this regard, the Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager to provide high quality services to the Funds in the future under the Agreements, including, but not limited to, the organization’s financial condition and operational stability. The Trustees also considered that the Investment Manager assumes significant ongoing risks with respect to all Funds, including entrepreneurial and business risks the Investment Manager has undertaken in serving as investment Manager and sponsor of the Funds, for which it is entitled to reasonable compensation. Specifically, its responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted the Investment Manager’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered the Investment Manager’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.

In addition, the Trustees considered that the Investment Manager has developed a leverage structure for ACV tailored to its investment strategy and needs, has monitored the Fund’s ongoing compliance with legal and other restrictions associated with leverage, and has recommended

80 Semi-Annual Report | July 31, 2019

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

changes in and/or amendments to the amount or structure of its leverage over time.

The Trustees considered that the Investment Manager provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Investment Manager and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Manager or such affiliates). Based on the foregoing, the Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well-suited to each Fund given its investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that the Investment Manager would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information and Comparisons

In assessing the reasonableness of the Funds’ fees and expenses under the Agreement, the Trustees considered, among other information, each Fund’s management fee and the Fund’s total expense ratio as a percentage of average daily net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined, as applicable) and information regarding the management fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”). Where a Fund’s management fees or total expense ratios were higher than the Broadridge Expense Group median, the Trustees considered whether specific portfolio management, administration, or oversight needs contributed to the Fund’s management fees or total expense ratios. The Trustees also considered, among other items, current Fund asset levels as compared to prior years.

The Trustees noted that while the Funds are not charged a separate administration fee (recognizing that their management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Broadridge categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. For ACV, the Board also considered that only leveraged closed-end funds were considered for inclusion in the Fund’s peer group for comparison. The Board considered the Fund’s contractual management fee on net assets attributable to common shares and on managed assets (generally consisting of net assets plus leverage proceeds), as well as the actual management fee on managed assets as a percentage of assets attributable to common shareholders as compared to the Fund’s peer group. The Board was aware of the additional expenses borne by common shareholders as a result of the Fund’s leveraged structure. The Board took into account that the Investment Manager has a financial incentive for the

July 31, 2019 | Semi-Annual Report 81

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Fund to continue to use leverage, which may create a conflict of interest. It also considered the Investment Manager’s representation that the use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees also considered the Investment Manager’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation the Investment Manager receives.

To the extent applicable, the Trustees considered information regarding the investment performance and fees for other funds and/or separately managed accounts, including institutional accounts, managed by the Investment Manager or its affiliates with similar investment objective(s) and policies to those of the Funds, if any (“similar accounts”). Specifically, the Trustees reviewed information showing the contractual management fees charged by the Investment Manager to the similar accounts. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts; the greater entrepreneurial risk in managing closed-end funds; and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional or separate accounts. The Board considered that, in comparison to certain other products managed by the Investment Manager, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds, including those associated with less liquid holdings and/or the use of leverage.

Economies of Scale and “Fall-Out” Benefits

The Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Funds and noted that there is little expectation that closed-end funds will show significant economies of scale. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. Accordingly, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as Investment Manager to the Funds and research.

Profitability

The Trustees considered the overall estimated profitability to the Investment Manager on a Fund-by-Fund basis for the twelve months ended December 31, 2018. They also reviewed the Investment Manager’s aggregate profitability with respect to the

82 Semi-Annual Report | July 31, 2019

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Fund complex and the Investment Manager’s overall profitability with respect to all products globally. As part of its considerations, the Board considered the cost allocation methodology that the Investment Manager used in developing its estimated profitability figures. In this connection, the Trustees considered that for certain Funds profitability had increased as a result of higher revenues from increased assets, although certain Funds’ assets had declined over the last year. The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees recognized that the Investment Manager and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on their review, concluded that pre-tax profitability for advisory services was not unreasonable, nor did it appear to be excessive.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Trustees considered the following information. The comparative performance, fee, and expense information was prepared and provided by Broadridge and was not independently verified by the Trustees.

With respect to all Funds, the Trustees reviewed, among other information, comparative information showing the Funds’ performance against their respective Broadridge Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2019. Fund performance relative to the median for each Fund’s Broadridge Performance Universe is described below, and for those Funds with performance that ranked below the median for their respective Broadridge Performance Universes, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Trustees reviewed, among other information, information provided by Broadridge comparing each Fund’s management fee and ratios of total expenses to net assets to the Funds’ respective Broadridge Expense Groups for the most recently reported fiscal year. The Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year. The information provided to the Trustees by Broadridge compared each Fund’s fees and expenses to the Fund’s respective Broadridge Expense Group median; such comparison is noted below. For the purposes of Broadridge Expense Group

July 31, 2019 | Semi-Annual Report 83

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile corresponding to low fees and expenses the fifth quintile corresponding to high fees and expenses.

■  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (NFJ): As compared to its Broadridge Performance Universe (based on net asset value), the Fund’s performance was below the median for the one-, three-, five- and ten-year periods (in the fourth quintile for the one-, three- and ten-year periods and in the fifth quintile for the five-year period). As compared to its Broadridge Expense Group, the Fund’s management fees and total expense ratios were both below the median (on a net basis).

■  AllianzGI Equity & Convertible Income Fund (NIE): As compared to its Broadridge Performance Universe (based on net asset value), the Fund’s performance was above the median for the five- and ten-year periods (in the first quintile) and below the median for the one- and three- year periods (in the fourth quintile). As compared to its Broadridge Expense Group, the Fund’s management fees and total expense ratios were both at the median (on a net basis).

■  AllianzGI Diversified Income & Convertible Fund (ACV): As compared to its Broadridge Performance Universe (based on net asset value), the Fund’s performance was above the median for the one- and three- year periods (in the first quintile). The Fund’s inception date was May 27, 2015, and accordingly does not have performance information for the trailing five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s management fees and total expense ratios were both above the median (on a net basis).

Conclusions

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and in their business judgment, that they were satisfied with the Investment Manager’s responses and on-going efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees unanimously concluded that the continuation of the Agreement with respect to the Funds was in the interests of the applicable Funds and their shareholders, and determined to approve the continuance of the Agreement.

84 Semi-Annual Report | July 31, 2019

Privacy Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services

July 31, 2019 | Semi-Annual Report 85

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that

86 Semi-Annual Report | July 31, 2019

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

• Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

• Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

• Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

• LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

• Facebook: https://de-de.facebook.com/about/privacy

• Twitter: https://twitter.com/privacy

• Linked In: https://www.linkedin.com/legal/privacy-policy

July 31, 2019 | Semi-Annual Report 87

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Trustees	Investment Manager
Alan Rappaport	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Sarah E. Cogan	New York, NY 10019
Deborah A. DeCotis
F. Ford Drummond	Custodian & Accounting Agent
Thomas J. Fuccillo	State Street Bank and Trust Co.
Bradford K. Gallagher	801 Pennsylvania Avenue
Erick R. Holt	Kansas City, MO 64105
James A. Jacobson
Hans W. Kertess	Transfer Agent, Dividend Paying Agent and Registrar
James S. MacLeod	American Stock Transfer & Trust Company, LLC
William B. Ogden, IV	6201 15th Avenue
Davey S. Scoon	Brooklyn, NY 11219

Fund Officers	Independent Registered Public Accounting Firm
Thomas J. Fuccillo	PricewaterhouseCoopers LLP
President and Chief Executive Officer	300 Madison Avenue
Scott Whisten	New York, NY 10017
Treasurer, Principal Financial & Accounting Officer
Angela Borreggine	Legal Counsel
Chief Legal Officer & Secretary	Ropes & Gray LLP
Thomas L. Harter	Prudential Tower
Chief Compliance Officer	800 Boylston Street
Richard J. Cochran	Boston, MA 02199
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Debra Rubano
Assistant Secretary
Craig A. Ruckman
Assistant Secretary

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund’s or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-PORT. Each Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-PORT is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

917446

Allianz Global Investors Distributors LLC	AZ601SA_073119

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the most recent semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) The Fund did not engage in any securities lending activity during the fiscal period ended July 31, 2019.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal period ended July 31, 2019.

ITEM 13. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(a) (4) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Diversified Income & Convertible Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	October 2, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	October 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President and Chief Executive Officer

Date:	October 2, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	October 2, 2019